UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	06-30-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Semiannual Report

June 30, 2021

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Table of Contents

Fund Characteristics	2
Shareholder Fee Example	3
Schedule of Investments	4
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Notes to Financial Statements	28
Financial Highlights	35
Approval of Management Agreement	37
Liquidity Risk Management Program	41
Additional Information	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	59.1%
U.S. Treasury Securities	16.8%
Corporate Bonds	9.9%
U.S. Government Agency Mortgage-Backed Securities	5.9%
Collateralized Mortgage Obligations	2.7%
Asset-Backed Securities	1.9%
Collateralized Loan Obligations	1.7%
Municipal Securities	0.6%
Exchange-Traded Funds	0.4%
U.S. Government Agency Securities	0.2%
Commercial Mortgage-Backed Securities	0.1%
Bank Loan Obligations	0.1%
Sovereign Governments and Agencies	—*
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(2.8)%
*Category is less than 0.05% of total net assets.

Top Five Common Stocks Industries*	% of net assets
Software	6.1%
Semiconductors and Semiconductor Equipment	5.3%
Technology Hardware, Storage and Peripherals	4.1%
IT Services	3.9%
Health Care Providers and Services	3.5%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,084.30	$4.39	0.85%
Class II	$1,000	$1,082.90	$5.68	1.10%
Hypothetical
Class I	$1,000	$1,020.58	$4.26	0.85%
Class II	$1,000	$1,019.34	$5.51	1.10%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.1%
Aerospace and Defense — 1.3%
Boeing Co. (The)(1)	2,898	$694,245
Huntington Ingalls Industries, Inc.	4,782	1,007,807
Northrop Grumman Corp.	5,315	1,931,630
Textron, Inc.	14,842	1,020,684
		4,654,366
Air Freight and Logistics — 0.8%
FedEx Corp.	9,372	2,795,949
Auto Components — 0.4%
Magna International, Inc.	15,517	1,437,495
Automobiles — 1.7%
Ford Motor Co.(1)	178,379	2,650,712
General Motors Co.(1)	17,788	1,052,516
Tesla, Inc.(1)	4,014	2,728,316
		6,431,544
Banks — 1.9%
Bank of America Corp.	66,129	2,726,499
Citigroup, Inc.	12,552	888,054
JPMorgan Chase & Co.	8,499	1,321,934
Wells Fargo & Co.	49,106	2,224,011
		7,160,498
Biotechnology — 2.3%
AbbVie, Inc.	23,422	2,638,254
Exelixis, Inc.(1)	51,479	937,947
Incyte Corp.(1)	9,937	836,000
Moderna, Inc.(1)	9,465	2,224,086
Vertex Pharmaceuticals, Inc.(1)	8,732	1,760,633
		8,396,920
Building Products — 1.0%
AO Smith Corp.	12,928	931,592
Masco Corp.	14,051	827,744
Owens Corning	19,192	1,878,897
		3,638,233
Capital Markets — 1.4%
Cboe Global Markets, Inc.	8,187	974,662
Charles Schwab Corp. (The)	15,926	1,159,572
Goldman Sachs Group, Inc. (The)	2,248	853,184
Morgan Stanley	24,122	2,211,746
		5,199,164
Chemicals — 1.0%
Chemours Co. (The)	28,718	999,386
Eastman Chemical Co.	11,336	1,323,478
Sherwin-Williams Co. (The)	4,591	1,250,818
		3,573,682
Commercial Services and Supplies — 0.3%
Waste Management, Inc.	8,551	1,198,081

	Shares/ Principal Amount	Value
Communications Equipment — 0.5%
Cisco Systems, Inc.	27,034	$1,432,802
Motorola Solutions, Inc.	2,120	459,722
		1,892,524
Construction and Engineering — 0.6%
EMCOR Group, Inc.	6,599	812,931
MasTec, Inc.(1)	14,606	1,549,696
		2,362,627
Consumer Finance — 0.5%
Synchrony Financial	34,418	1,669,961
Containers and Packaging — 0.3%
WestRock Co.	19,930	1,060,675
Distributors — 0.2%
LKQ Corp.(1)	13,167	648,080
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	9,722	2,701,938
Diversified Telecommunication Services — 0.3%
Lumen Technologies, Inc.	71,906	977,203
Electrical Equipment — 1.1%
Eaton Corp. plc	13,211	1,957,606
nVent Electric plc	29,161	910,990
Regal Beloit Corp.	7,600	1,014,676
		3,883,272
Electronic Equipment, Instruments and Components — 0.3%
SYNNEX Corp.	10,229	1,245,483
Entertainment — 0.8%
Electronic Arts, Inc.	7,315	1,052,117
Take-Two Interactive Software, Inc.(1)	5,164	914,131
Walt Disney Co. (The)(1)	5,508	968,141
		2,934,389
Equity Real Estate Investment Trusts (REITs) — 1.0%
Iron Mountain, Inc.	1,895	80,197
Prologis, Inc.	19,606	2,343,505
Simon Property Group, Inc.	9,213	1,202,112
		3,625,814
Food and Staples Retailing — 0.3%
Walmart, Inc.	7,528	1,061,599
Food Products — 0.7%
Tyson Foods, Inc., Class A	36,011	2,656,171
Health Care Equipment and Supplies — 0.7%
Danaher Corp.	8,999	2,414,972
Health Care Providers and Services — 3.5%
AMN Healthcare Services, Inc.(1)	15,009	1,455,573
CVS Health Corp.	13,953	1,164,238
HCA Healthcare, Inc.	14,476	2,992,768
Humana, Inc.	4,191	1,855,440
Laboratory Corp. of America Holdings(1)	134	36,964
McKesson Corp.	9,384	1,794,596
Molina Healthcare, Inc.(1)	5,302	1,341,724
UnitedHealth Group, Inc.	5,791	2,318,948
		12,960,251

	Shares/ Principal Amount	Value
Health Care Technology — 0.2%
Cerner Corp.	10,587	$827,480
Hotels, Restaurants and Leisure — 0.2%
Yum! Brands, Inc.	6,943	798,653
Household Durables — 0.5%
Mohawk Industries, Inc.(1)	8,879	1,706,455
Industrial Conglomerates — 0.5%
3M Co.	10,012	1,988,684
Interactive Media and Services — 3.4%
Alphabet, Inc., Class A(1)	3,031	7,401,066
Facebook, Inc., Class A(1)	15,148	5,267,111
		12,668,177
Internet and Direct Marketing Retail — 1.9%
Amazon.com, Inc.(1)	2,053	7,062,648
IT Services — 3.9%
Accenture plc, Class A	15,693	4,626,140
Akamai Technologies, Inc.(1)	19,158	2,233,823
Amdocs Ltd.	19,370	1,498,463
Cognizant Technology Solutions Corp., Class A	13,342	924,067
International Business Machines Corp.	14,887	2,182,285
PayPal Holdings, Inc.(1)	9,880	2,879,822
		14,344,600
Leisure Products — 0.2%
Polaris, Inc.	4,065	556,742
Machinery — 0.5%
AGCO Corp.	6,042	787,756
Timken Co. (The)	14,721	1,186,365
		1,974,121
Media — 2.2%
Altice USA, Inc., Class A(1)	57,989	1,979,744
AMC Networks, Inc., Class A(1)	7,895	527,386
Charter Communications, Inc., Class A(1)	3,152	2,274,010
Comcast Corp., Class A	58,982	3,363,154
		8,144,294
Multiline Retail — 0.8%
Target Corp.	12,685	3,066,472
Oil, Gas and Consumable Fuels — 0.7%
Chevron Corp.	23,948	2,508,314
Paper and Forest Products — 0.1%
Louisiana-Pacific Corp.	6,432	387,785
Pharmaceuticals — 1.5%
Bristol-Myers Squibb Co.	43,087	2,879,073
Johnson & Johnson	5,411	891,408
Pfizer, Inc.	44,246	1,732,674
		5,503,155
Professional Services — 0.2%
Robert Half International, Inc.	6,131	545,475
Road and Rail — 0.4%
Landstar System, Inc.	2,427	383,514
Ryder System, Inc.	16,312	1,212,471
		1,595,985

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 5.3%
Applied Materials, Inc.	20,377	$2,901,685
Broadcom, Inc.	6,076	2,897,280
Intel Corp.	35,306	1,982,079
Micron Technology, Inc.(1)	25,004	2,124,840
NVIDIA Corp.	1,501	1,200,950
NXP Semiconductors NV	12,285	2,527,270
Qorvo, Inc.(1)	9,172	1,794,502
QUALCOMM, Inc.	16,411	2,345,624
STMicroelectronics NV, (New York)	18,407	669,647
Synaptics, Inc.(1)	6,847	1,065,256
		19,509,133
Software — 6.1%
Adobe, Inc.(1)	386	226,057
Autodesk, Inc.(1)	3,169	925,031
Dropbox, Inc., Class A(1)	39,364	1,193,123
Fortinet, Inc.(1)	5,653	1,346,488
HubSpot, Inc.(1)	1,507	878,159
Microsoft Corp.	47,295	12,812,215
Oracle Corp. (New York)	32,976	2,566,852
Palo Alto Networks, Inc.(1)	2,213	821,134
salesforce.com, Inc.(1)	7,679	1,875,749
		22,644,808
Specialty Retail — 2.7%
AutoNation, Inc.(1)	6,771	641,958
Best Buy Co., Inc.	17,096	1,965,698
Home Depot, Inc. (The)	9,389	2,994,058
L Brands, Inc.	8,794	633,696
Lithia Motors, Inc., Class A	2,324	798,619
Lowe's Cos., Inc.	10,611	2,058,216
RH(1)	841	571,039
Williams-Sonoma, Inc.	2,640	421,476
		10,084,760
Technology Hardware, Storage and Peripherals — 4.1%
Apple, Inc.	77,226	10,576,873
HP, Inc.	34,440	1,039,744
Logitech International SA	6,934	838,459
NetApp, Inc.	11,100	908,202
Seagate Technology Holdings plc	20,324	1,787,089
		15,150,367
Textiles, Apparel and Luxury Goods — 0.1%
Crocs, Inc.(1)	4,419	514,902
TOTAL COMMON STOCKS (Cost $166,652,521)		218,163,901
U.S. TREASURY SECURITIES — 16.8%
U.S. Treasury Bonds, 5.00%, 5/15/37	$100,000	145,773
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	625,605
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	861,469
U.S. Treasury Bonds, 1.875%, 2/15/41	1,900,000	1,860,516
U.S. Treasury Bonds, 2.25%, 5/15/41	400,000	416,313
U.S. Treasury Bonds, 3.125%, 11/15/41	100,000	119,242
U.S. Treasury Bonds, 3.00%, 5/15/42	1,700,000	1,990,594

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 2.75%, 11/15/42	$550,000	$619,545
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	345,117
U.S. Treasury Bonds, 3.625%, 2/15/44	100,000	129,285
U.S. Treasury Bonds, 2.50%, 2/15/45	1,400,000	1,515,172
U.S. Treasury Bonds, 3.00%, 5/15/45	200,000	235,922
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	236,523
U.S. Treasury Bonds, 2.50%, 2/15/46	100,000	108,359
U.S. Treasury Bonds, 2.25%, 8/15/46	400,000	413,719
U.S. Treasury Bonds, 2.75%, 8/15/47	100,000	113,781
U.S. Treasury Bonds, 3.375%, 11/15/48	1,160,000	1,481,538
U.S. Treasury Bonds, 2.25%, 8/15/49	400,000	414,500
U.S. Treasury Bonds, 2.375%, 11/15/49	550,000	585,836
U.S. Treasury Bonds, 2.00%, 2/15/50	200,000	196,547
U.S. Treasury Bonds, 1.875%, 2/15/51	100,000	95,469
U.S. Treasury Bonds, 2.375%, 5/15/51	1,500,000	1,601,836
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	1,337,999	1,456,592
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	835,216	929,858
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	2,708,134	2,989,971
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	1,641,408	1,807,934
U.S. Treasury Notes, 0.125%, 2/28/23	700,000	699,207
U.S. Treasury Notes, 0.50%, 3/15/23	4,600,000	4,623,988
U.S. Treasury Notes, 0.25%, 4/15/23	100,000	100,068
U.S. Treasury Notes, 0.125%, 5/31/23	700,000	698,551
U.S. Treasury Notes, 1.375%, 9/30/23	1,300,000	1,331,586
U.S. Treasury Notes, 0.25%, 11/15/23	2,000,000	1,997,031
U.S. Treasury Notes, 2.875%, 11/30/23	3,400,000	3,608,648
U.S. Treasury Notes, 0.125%, 12/15/23	2,500,000	2,487,305
U.S. Treasury Notes, 0.125%, 1/15/24	1,000,000	994,102
U.S. Treasury Notes, 2.375%, 2/29/24	400,000	421,156
U.S. Treasury Notes, 0.25%, 3/15/24	4,500,000	4,482,773
U.S. Treasury Notes, 0.375%, 4/15/24	1,000,000	998,906
U.S. Treasury Notes, 1.125%, 2/28/25	2,200,000	2,240,648
U.S. Treasury Notes, 0.25%, 5/31/25	200,000	196,680
U.S. Treasury Notes, 0.25%, 8/31/25	2,200,000	2,156,258
U.S. Treasury Notes, 2.625%, 12/31/25	900,000	973,125
U.S. Treasury Notes, 0.375%, 1/31/26	300,000	294,035
U.S. Treasury Notes, 0.50%, 2/28/26	500,000	492,510
U.S. Treasury Notes, 1.375%, 8/31/26	1,300,000	1,331,129
U.S. Treasury Notes, 1.625%, 10/31/26(2)	1,300,000	1,346,770
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	729,750
U.S. Treasury Notes, 1.50%, 1/31/27	100,000	102,824
U.S. Treasury Notes, 1.125%, 2/28/27	1,900,000	1,914,027
U.S. Treasury Notes, 0.625%, 3/31/27	1,300,000	1,272,172
U.S. Treasury Notes, 0.50%, 4/30/27	1,500,000	1,455,176
U.S. Treasury Notes, 0.50%, 6/30/27	200,000	193,484
U.S. Treasury Notes, 0.50%, 8/31/27	800,000	771,625
U.S. Treasury Notes, 0.625%, 12/31/27	1,600,000	1,547,188
U.S. Treasury Notes, 1.25%, 4/30/28	900,000	902,953
U.S. Treasury Notes, 1.125%, 2/15/31	200,000	194,188
U.S. Treasury Notes, 1.625%, 5/15/31	300,000	304,641
TOTAL U.S. TREASURY SECURITIES (Cost $60,745,437)		62,159,520

	Shares/ Principal Amount	Value
CORPORATE BONDS — 9.9%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 2/4/26	$150,000	$151,458
Boeing Co. (The), 5.81%, 5/1/50	80,000	107,907
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	23,325
Raytheon Technologies Corp., 4.125%, 11/16/28	210,000	241,783
Teledyne Technologies, Inc., 2.25%, 4/1/28	100,000	101,891
		626,364
Airlines — 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(3)	204,000	219,319
Southwest Airlines Co., 5.125%, 6/15/27	166,000	195,403
		414,722
Automobiles — 0.2%
General Motors Co., 5.15%, 4/1/38	100,000	122,253
General Motors Financial Co., Inc., 2.75%, 6/20/25	274,000	288,630
General Motors Financial Co., Inc., 2.70%, 8/20/27	156,000	162,286
General Motors Financial Co., Inc., 2.70%, 6/10/31	81,000	81,464
Toyota Motor Credit Corp., MTN, 1.90%, 4/6/28	140,000	142,727
		797,360
Banks — 1.2%
Banco Santander SA, 2.96%, 3/25/31	200,000	206,219
Bank of America Corp., MTN, 4.18%, 11/25/27	90,000	100,887
Bank of America Corp., MTN, VRN, 2.09%, 6/14/29	225,000	227,040
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	375,000	364,495
Bank of America Corp., VRN, 3.42%, 12/20/28	255,000	277,908
Barclays plc, 5.20%, 5/12/26	200,000	228,953
BNP Paribas SA, VRN, 4.375%, 3/1/33(3)	200,000	221,250
Citigroup, Inc., VRN, 1.46%, 6/9/27	210,000	209,344
Citigroup, Inc., VRN, 3.52%, 10/27/28	346,000	379,121
Citigroup, Inc., VRN, 2.57%, 6/3/31	225,000	231,532
FNB Corp., 2.20%, 2/24/23	140,000	142,269
HSBC Holdings plc, VRN, 1.59%, 5/24/27	200,000	200,536
HSBC Holdings plc, VRN, 2.80%, 5/24/32	80,000	82,160
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	105,000	105,593
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	180,000	184,445
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	150,000	151,325
JPMorgan Chase & Co., VRN, 3.16%, 4/22/42	255,000	265,730
PNC Bank N.A., 4.05%, 7/26/28	250,000	289,578
SVB Financial Group, 2.10%, 5/15/28	170,000	172,598
Truist Financial Corp., MTN, VRN, 1.89%, 6/7/29	70,000	70,280
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	140,000	145,290
Wells Fargo & Co., VRN, 2.19%, 4/30/26	19,000	19,734
Wells Fargo & Co., VRN, 3.07%, 4/30/41	210,000	215,805
		4,492,092
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	155,000	196,535
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	240,000	286,151
		482,686
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29	145,000	157,598
AbbVie, Inc., 4.55%, 3/15/35	10,000	12,156

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.40%, 11/6/42	$80,000	$97,270
Gilead Sciences, Inc., 3.65%, 3/1/26	250,000	275,747
Gilead Sciences, Inc., 1.20%, 10/1/27	40,000	39,021
		581,792
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	50,000	50,036
Capital Markets — 0.8%
Ares Capital Corp., 2.875%, 6/15/28	132,000	134,189
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	200,000	204,950
Blackstone Secured Lending Fund, 2.75%, 9/16/26(3)	140,000	141,973
Blue Owl Finance LLC, 3.125%, 6/10/31(3)	150,000	149,184
CI Financial Corp., 4.10%, 6/15/51	170,000	178,007
FS KKR Capital Corp., 3.40%, 1/15/26	250,000	258,639
FS KKR Capital Corp., 2.625%, 1/15/27	60,000	59,394
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27	470,000	468,877
Goldman Sachs Group, Inc. (The), VRN, 3.21%, 4/22/42	80,000	83,803
Golub Capital BDC, Inc., 2.50%, 8/24/26	145,000	145,913
Macquarie Group Ltd., VRN, 1.63%, 9/23/27(3)	60,000	59,619
Morgan Stanley, VRN, 1.59%, 5/4/27	410,000	413,080
Morgan Stanley, VRN, 3.22%, 4/22/42	46,000	48,815
Owl Rock Capital Corp., 3.40%, 7/15/26	110,000	114,752
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(3)	111,000	122,169
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(3)	70,000	73,676
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	180,000	177,935
Prospect Capital Corp., 3.71%, 1/22/26	145,000	149,095
		2,984,070
Chemicals — 0.1%
Dow Chemical Co. (The), 3.60%, 11/15/50	140,000	151,547
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(3)	59,000	58,888
		210,435
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	115,000	116,920
Sodexo, Inc., 2.72%, 4/16/31(3)	310,000	316,555
Waste Connections, Inc., 2.60%, 2/1/30	100,000	103,444
Waste Management, Inc., 2.50%, 11/15/50	50,000	46,971
		583,890
Construction and Engineering†
Quanta Services, Inc., 2.90%, 10/1/30	61,000	63,332
Construction Materials†
Eagle Materials, Inc., 2.50%, 7/1/31(4)	76,000	75,392
Consumer Finance — 0.1%
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(3)	150,000	162,679
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(3)	150,000	163,211
		325,890
Containers and Packaging — 0.1%
Amcor Flexibles North America, Inc., 2.69%, 5/25/31	110,000	112,428
Berry Global, Inc., 1.57%, 1/15/26(3)	160,000	160,256
WRKCo, Inc., 3.00%, 9/15/24	72,000	76,307
		348,991
Diversified Consumer Services — 0.1%
Duke University, 3.30%, 10/1/46	110,000	122,179
Novant Health, Inc., 3.17%, 11/1/51	85,000	89,430

	Shares/ Principal Amount	Value
Pepperdine University, 3.30%, 12/1/59	$105,000	$105,779
		317,388
Diversified Financial Services — 0.2%
Block Financial LLC, 2.50%, 7/15/28	120,000	120,678
Deutsche Bank AG, VRN, 3.04%, 5/28/32	300,000	305,705
GE Capital Funding LLC, 4.40%, 5/15/30	200,000	233,232
		659,615
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 2.55%, 12/1/33(3)	192,000	190,409
AT&T, Inc., 3.55%, 9/15/55(3)	344,000	345,654
Telefonica Emisiones SA, 4.90%, 3/6/48	320,000	384,219
Verizon Communications, Inc., 4.33%, 9/21/28	103,000	119,917
Verizon Communications, Inc., 1.75%, 1/20/31	235,000	225,377
Verizon Communications, Inc., 2.65%, 11/20/40	201,000	193,788
Verizon Communications, Inc., 2.99%, 10/30/56	80,000	75,332
		1,534,696
Electric Utilities — 0.7%
AEP Texas, Inc., 2.10%, 7/1/30	130,000	127,622
Baltimore Gas and Electric Co., 2.25%, 6/15/31	81,000	81,877
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	190,000	205,340
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	40,000	45,919
Commonwealth Edison Co., 3.20%, 11/15/49	115,000	122,282
DTE Electric Co., 2.25%, 3/1/30	110,000	113,043
Duke Energy Carolinas LLC, 2.55%, 4/15/31	54,000	56,116
Duke Energy Corp., 2.55%, 6/15/31	150,000	152,114
Duke Energy Florida LLC, 1.75%, 6/15/30	120,000	117,699
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	34,745
Duke Energy Progress LLC, 4.15%, 12/1/44	115,000	139,427
Entergy Arkansas LLC, 2.65%, 6/15/51	60,000	57,036
Exelon Corp., 4.45%, 4/15/46	60,000	72,967
Florida Power & Light Co., 4.125%, 2/1/42	69,000	84,588
Indiana Michigan Power Co., 3.25%, 5/1/51	57,000	59,858
MidAmerican Energy Co., 4.40%, 10/15/44	110,000	136,400
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	55,293
Northern States Power Co., 3.20%, 4/1/52	90,000	96,310
Pacific Gas and Electric Co., 4.20%, 6/1/41	55,000	54,314
PacifiCorp, 3.30%, 3/15/51	100,000	106,333
Public Service Co. of Colorado, 1.875%, 6/15/31	108,000	107,548
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	120,000	113,731
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	27,888
Virginia Electric and Power Co., 2.45%, 12/15/50	146,000	134,821
Xcel Energy, Inc., 3.40%, 6/1/30	120,000	131,744
		2,435,015
Electronic Equipment, Instruments and Components†
Vontier Corp., 1.80%, 4/1/26(3)	65,000	64,721
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	42,000	45,276
Entertainment†
Netflix, Inc., 4.875%, 4/15/28	99,000	115,214
Equity Real Estate Investment Trusts (REITs) — 0.9%
Agree LP, 2.00%, 6/15/28	200,000	198,572

	Shares/ Principal Amount	Value
American Homes 4 Rent LP, 2.375%, 7/15/31(4)	$40,000	$39,563
American Homes 4 Rent LP, 3.375%, 7/15/51(4)	30,000	30,009
Corporate Office Properties LP, 2.75%, 4/15/31	57,000	57,504
Crown Castle International Corp., 3.80%, 2/15/28	196,000	217,930
EPR Properties, 4.75%, 12/15/26	94,000	102,021
EPR Properties, 4.95%, 4/15/28	243,000	262,692
Federal Realty Investment Trust, 3.625%, 8/1/46	150,000	155,800
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	120,000	138,425
Host Hotels & Resorts LP, 4.00%, 6/15/25	155,000	167,888
Hudson Pacific Properties LP, 3.25%, 1/15/30	133,000	140,518
Lexington Realty Trust, 2.70%, 9/15/30	175,000	178,155
National Health Investors, Inc., 3.00%, 2/1/31	305,000	295,586
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	245,000	252,136
Spirit Realty LP, 3.20%, 1/15/27	51,000	54,340
Spirit Realty LP, 4.00%, 7/15/29	237,000	263,453
Spirit Realty LP, 3.20%, 2/15/31	40,000	41,779
STORE Capital Corp., 4.50%, 3/15/28	255,000	288,616
Sun Communities Operating LP, 2.70%, 7/15/31	72,000	72,150
Vornado Realty LP, 3.40%, 6/1/31	160,000	165,603
Welltower, Inc., 2.80%, 6/1/31	220,000	227,547
		3,350,287
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.875%, 10/15/46	100,000	110,460
Sysco Corp., 5.95%, 4/1/30	153,000	196,426
Walmart, Inc., 4.05%, 6/29/48	110,000	138,382
		445,268
Food Products — 0.1%
Mondelez International, Inc., 2.75%, 4/13/30	152,000	160,254
Health Care Equipment and Supplies†
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	65,000	71,204
Health Care Providers and Services — 0.4%
Centene Corp., 2.45%, 7/15/28(4)	90,000	91,328
Centene Corp., 3.375%, 2/15/30	136,000	142,348
Cigna Corp., 2.40%, 3/15/30	130,000	132,745
CVS Health Corp., 4.30%, 3/25/28	130,000	149,465
CVS Health Corp., 1.75%, 8/21/30	100,000	96,526
CVS Health Corp., 4.78%, 3/25/38	30,000	36,962
DaVita, Inc., 4.625%, 6/1/30(3)	150,000	154,420
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	36,203
HCA, Inc., 2.375%, 7/15/31	240,000	237,483
HCA, Inc., 3.50%, 7/15/51	120,000	120,167
Kaiser Foundation Hospitals, 3.00%, 6/1/51	105,000	108,686
Universal Health Services, Inc., 2.65%, 10/15/30(3)	150,000	151,017
		1,457,350
Hotels, Restaurants and Leisure — 0.1%
Marriott International, Inc., 2.85%, 4/15/31	80,000	81,317
Marriott International, Inc., 3.50%, 10/15/32	180,000	191,450
		272,767
Household Durables†
D.R. Horton, Inc., 5.75%, 8/15/23	35,000	38,405
D.R. Horton, Inc., 2.50%, 10/15/24	90,000	94,383
		132,788

	Shares/ Principal Amount	Value
Industrial Conglomerates†
General Electric Co., 4.35%, 5/1/50	$90,000	$109,005
Insurance — 0.5%
American International Group, Inc., 6.25%, 5/1/36	105,000	145,990
American International Group, Inc., 4.50%, 7/16/44	120,000	145,861
Athene Global Funding, 2.67%, 6/7/31(3)	300,000	304,251
Athene Holding Ltd., 3.95%, 5/25/51	122,000	131,107
Brighthouse Financial Global Funding, 2.00%, 6/28/28(3)	215,000	215,358
Equitable Financial Life Global Funding, 1.80%, 3/8/28(3)	100,000	99,559
Global Atlantic Fin Co., 3.125%, 6/15/31(3)	82,000	82,664
Nippon Life Insurance Co., VRN, 2.75%, 1/21/51(3)	200,000	196,250
Sammons Financial Group, Inc., 3.35%, 4/16/31(3)	192,000	197,819
SBL Holdings, Inc., 5.00%, 2/18/31(3)	105,000	113,247
Security Benefit Global Funding, 1.25%, 5/17/24(3)	190,000	190,393
		1,822,499
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.10%, 5/12/31	200,000	203,494
Amazon.com, Inc., 2.875%, 5/12/41	165,000	170,448
		373,942
IT Services†
International Business Machines Corp., 2.85%, 5/15/40	114,000	116,123
Life Sciences Tools and Services — 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31	256,000	256,226
Illumina, Inc., 2.55%, 3/23/31	193,000	196,107
		452,333
Machinery†
Cummins, Inc., 2.60%, 9/1/50	90,000	86,209
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	124,000	140,561
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	133,000	134,119
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	210,000	250,548
Comcast Corp., 3.40%, 4/1/30	264,000	291,674
Comcast Corp., 3.75%, 4/1/40	40,000	45,162
Cox Communications, Inc., 2.60%, 6/15/31(3)	93,000	94,498
Omnicom Group, Inc., 2.60%, 8/1/31	80,000	81,390
Time Warner Cable LLC, 4.50%, 9/15/42	205,000	228,500
ViacomCBS, Inc., 4.375%, 3/15/43	90,000	104,388
		1,370,840
Metals and Mining — 0.1%
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(3)	50,000	57,419
Steel Dynamics, Inc., 3.45%, 4/15/30	70,000	76,342
Teck Resources Ltd., 3.90%, 7/15/30	50,000	53,948
Teck Resources Ltd., 6.25%, 7/15/41	120,000	157,087
		344,796
Multi-Utilities — 0.2%
Ameren Corp., 3.50%, 1/15/31	150,000	164,432
CenterPoint Energy, Inc., 4.25%, 11/1/28	126,000	145,019
CenterPoint Energy, Inc., 2.65%, 6/1/31	58,000	59,149
Dominion Energy, Inc., 4.90%, 8/1/41	90,000	114,004

	Shares/ Principal Amount	Value
NiSource, Inc., 5.65%, 2/1/45	$105,000	$145,187
Sempra Energy, 3.25%, 6/15/27	30,000	32,576
WEC Energy Group, Inc., 1.375%, 10/15/27	170,000	166,225
		826,592
Oil, Gas and Consumable Fuels — 0.6%
Aker BP ASA, 3.75%, 1/15/30(3)	150,000	162,025
BP Capital Markets America, Inc., 3.06%, 6/17/41	90,000	90,880
Chevron Corp., 2.00%, 5/11/27	70,000	72,297
Diamondback Energy, Inc., 3.50%, 12/1/29	150,000	160,714
Energy Transfer LP, 3.60%, 2/1/23	30,000	31,137
Energy Transfer LP, 4.25%, 3/15/23	110,000	115,466
Energy Transfer LP, 3.75%, 5/15/30	120,000	130,469
Energy Transfer LP, 4.90%, 3/15/35	95,000	110,161
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	183,706
Equinor ASA, 3.25%, 11/18/49	70,000	74,581
Exxon Mobil Corp., 1.57%, 4/15/23	120,000	122,699
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(3)	150,000	152,149
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	85,000	118,723
MPLX LP, 4.50%, 4/15/38	38,000	43,660
Petroleos Mexicanos, 3.50%, 1/30/23	80,000	81,779
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	130,000	139,288
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	230,000	263,065
Suncor Energy, Inc., 3.75%, 3/4/51	100,000	108,371
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	80,000	86,691
		2,247,861
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	130,000	134,225
Pharmaceuticals — 0.1%
Astrazeneca Finance LLC, 1.75%, 5/28/28	35,000	35,023
Astrazeneca Finance LLC, 2.25%, 5/28/31	50,000	50,827
Bristol-Myers Squibb Co., 2.55%, 11/13/50	113,000	108,327
Royalty Pharma plc, 2.20%, 9/2/30(3)	75,000	73,626
Viatris, Inc., 2.70%, 6/22/30(3)	124,000	125,487
Viatris, Inc., 4.00%, 6/22/50(3)	43,000	45,553
		438,843
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	160,000	160,207
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(3)	80,000	83,743
		243,950
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)	200,000	205,125
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	105,000	127,944
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	70,000	76,607
CSX Corp., 3.25%, 6/1/27	120,000	131,757
DAE Funding LLC, 3.375%, 3/20/28(3)	215,000	220,464
Norfolk Southern Corp., 2.30%, 5/15/31	53,000	53,644
Union Pacific Corp., 2.40%, 2/5/30	80,000	82,760
Union Pacific Corp., 2.375%, 5/20/31	57,000	58,284
Union Pacific Corp., MTN, 3.55%, 8/15/39	160,000	178,204
		1,134,789

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	$130,000	$143,723
Microchip Technology, Inc., 4.25%, 9/1/25	269,000	282,494
		426,217
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40	220,000	232,411
salesforce.com, Inc., 1.50%, 7/15/28(4)	140,000	139,820
salesforce.com, Inc., 2.70%, 7/15/41(4)	105,000	105,833
		478,064
Specialty Retail — 0.2%
Home Depot, Inc. (The), 2.50%, 4/15/27	140,000	149,278
Home Depot, Inc. (The), 2.375%, 3/15/51	270,000	250,253
Lowe's Cos., Inc., 1.30%, 4/15/28	130,000	126,949
Lowe's Cos., Inc., 2.625%, 4/1/31	130,000	134,475
		660,955
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.65%, 2/8/51	300,000	293,896
Dell International LLC / EMC Corp., 4.90%, 10/1/26	185,000	213,712
EMC Corp., 3.375%, 6/1/23	285,000	296,689
HP, Inc., 2.65%, 6/17/31(3)	100,000	100,040
Western Digital Corp., 4.75%, 2/15/26	130,000	144,625
		1,048,962
Thrifts and Mortgage Finance†
PennyMac Financial Services, Inc., 4.25%, 2/15/29(3)	51,000	49,206
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(3)	128,000	143,863
Transportation Infrastructure†
GXO Logistics, Inc., 2.65%, 7/15/31(3)(4)	75,000	74,491
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	150,000	155,906
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 4.75%, 2/1/28	192,000	205,920
T-Mobile USA, Inc., 3.50%, 4/15/31	191,000	197,838
Vodafone Group plc, 4.375%, 2/19/43	115,000	134,532
Vodafone Group plc, VRN, 4.125%, 6/4/81	315,000	314,921
		853,211
TOTAL CORPORATE BONDS (Cost $35,600,489)		36,691,777
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.26%, (12-month LIBOR plus 1.87%), 7/1/36	4,642	4,922
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.14%), 10/1/36	12,303	13,172
FHLMC, VRN, 2.43%, (1-year H15T1Y plus 2.26%), 4/1/37	15,255	16,257
FHLMC, VRN, 2.17%, (12-month LIBOR plus 1.78%), 2/1/38	6,286	6,676
FHLMC, VRN, 2.23%, (12-month LIBOR plus 1.87%), 6/1/38	3,603	3,763
FHLMC, VRN, 2.30%, (12-month LIBOR plus 1.78%), 9/1/40	2,887	3,007
FHLMC, VRN, 2.15%, (12-month LIBOR plus 1.88%), 5/1/41	2,279	2,379
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.86%), 7/1/41	7,056	7,503
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	1,990	2,043
FHLMC, VRN, 1.87%, (12-month LIBOR plus 1.62%), 6/1/43	54	54
FHLMC, VRN, 2.46%, (12-month LIBOR plus 1.65%), 6/1/43	1,623	1,631

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.87%, (12-month LIBOR plus 1.63%), 1/1/44	$15,144	$15,805
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	28,411	29,741
FHLMC, VRN, 2.24%, (12-month LIBOR plus 1.63%), 8/1/46	74,536	77,604
FHLMC, VRN, 3.05%, (12-month LIBOR plus 1.64%), 9/1/47	57,921	60,396
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	8,639	9,013
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	9,702	10,121
FNMA, VRN, 2.36%, (1-year H15T1Y plus 2.16%), 3/1/38	12,595	13,436
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	1,485	1,546
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.86%), 3/1/40	2,277	2,420
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	3,943	4,168
FNMA, VRN, 2.06%, (12-month LIBOR plus 1.58%), 3/1/43	1,333	1,368
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	36,210	37,886
		324,911
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 5.8%
FHLMC, 6.50%, 1/1/28	1,172	1,315
FHLMC, 6.50%, 6/1/29	1,942	2,177
FHLMC, 8.00%, 7/1/30	1,241	1,488
FHLMC, 5.50%, 12/1/33	36,737	41,821
FHLMC, 5.50%, 1/1/38	4,958	5,764
FHLMC, 6.00%, 8/1/38	6,853	7,793
FHLMC, 3.50%, 12/1/47	115,700	122,841
FNMA, 6.50%, 1/1/29	3,198	3,629
FNMA, 7.50%, 7/1/29	3,885	3,930
FNMA, 7.50%, 9/1/30	1,708	1,989
FNMA, 6.50%, 1/1/32	2,222	2,491
FNMA, 5.50%, 6/1/33	11,193	12,912
FNMA, 5.50%, 8/1/33	28,204	32,581
FNMA, 5.50%, 1/1/34	15,293	17,554
FNMA, 3.50%, 3/1/34	23,617	25,435
FNMA, 5.50%, 1/1/37	34,970	40,549
FNMA, 5.50%, 2/1/37	8,202	9,525
FNMA, 6.00%, 7/1/37	49,106	58,134
FNMA, 6.50%, 8/1/37	6,227	7,133
FNMA, 3.50%, 1/1/41	141,782	153,222
FNMA, 4.00%, 1/1/41	258,867	288,310
FNMA, 4.00%, 5/1/41	46,232	50,497
FNMA, 4.50%, 9/1/41	15,893	17,552
FNMA, 4.00%, 1/1/42	91,667	100,353
FNMA, 3.50%, 5/1/42	197,019	213,558
FNMA, 3.50%, 6/1/42	42,876	46,531
FNMA, 6.50%, 8/1/47	2,285	2,475
FNMA, 6.50%, 9/1/47	4,603	4,967
FNMA, 6.50%, 9/1/47	222	240
FNMA, 6.50%, 9/1/47	2,434	2,625
FNMA, 3.50%, 3/1/48	457,196	483,514
FNMA, 4.00%, 6/1/48	191,077	204,078
FNMA, 4.50%, 7/1/48	655,005	708,771
FNMA, 4.00%, 8/1/48	496,156	529,509
FNMA, 3.50%, 4/1/49	343,511	361,663
FNMA, 3.50%, 5/1/49	126,312	132,969
FNMA, 4.00%, 6/1/49	979,659	1,043,398

	Shares/ Principal Amount	Value
FNMA, 3.50%, 9/1/49	$308,539	$324,841
FNMA, 3.00%, 12/1/49	1,693,162	1,769,816
FNMA, 3.00%, 3/1/50	294,088	307,315
FNMA, 3.00%, 3/1/50	825,373	868,201
FNMA, 3.00%, 6/1/50	173,814	181,500
FNMA, 3.00%, 6/1/50	186,889	195,289
FNMA, 3.00%, 6/1/50	1,906,598	1,988,613
FNMA, 3.00%, 6/1/50	176,397	186,121
FNMA, 3.00%, 8/1/50	671,783	700,173
FNMA, 2.50%, 10/1/50	1,336,107	1,383,646
FNMA, 2.50%, 6/1/51	299,466	310,121
FNMA, 3.00%, 6/1/51	79,750	84,296
GNMA, 2.50%, TBA	3,835,000	3,968,926
GNMA, 3.00%, TBA	1,000,000	1,043,457
GNMA, 7.00%, 4/20/26	4,087	4,509
GNMA, 7.50%, 8/15/26	2,908	3,240
GNMA, 7.00%, 2/15/28	812	815
GNMA, 7.50%, 2/15/28	103	103
GNMA, 6.50%, 5/15/28	214	238
GNMA, 6.50%, 5/15/28	710	792
GNMA, 7.00%, 5/15/31	10,270	12,037
GNMA, 5.50%, 11/15/32	19,991	22,961
GNMA, 4.50%, 1/15/40	14,968	16,903
GNMA, 4.50%, 5/20/41	46,277	51,208
GNMA, 4.50%, 6/15/41	30,526	35,018
GNMA, 3.50%, 3/15/46	251,946	270,832
GNMA, 2.50%, 8/20/46	54,558	56,907
GNMA, 3.00%, 4/20/50	1,147,135	1,201,711
UMBS, 3.00%, TBA	1,650,000	1,720,028
		21,452,910
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $21,618,499)		21,777,821
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Private Sponsor Collateralized Mortgage Obligations — 1.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	1,094	1,122
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.66%, 3/25/35	18,246	18,569
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(3)	27,768	28,291
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.76%, 6/25/34	12,620	12,902
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 2.59%, (1-month LIBOR plus 2.50%), 7/25/29(3)	130,000	130,238
Bellemeade Re Ltd., Series 2018-2A, Class B1, VRN, 2.74%, (1-month LIBOR plus 2.65%), 8/25/28(3)	500,765	500,793
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.04%, (1-month LIBOR plus 1.95%), 7/25/29(3)	120,000	120,196
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.09%, (1-month LIBOR plus 4.00%), 8/26/30(3)	170,000	173,513
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.02%, 8/25/34	11,860	12,148

	Shares/ Principal Amount	Value
COLT Funding LLC, Series 2021-3R, Class A2, VRN, 1.26%, 12/25/64(3)	$486,611	$486,944
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	427	414
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A2 SEQ, 1.41%, 5/25/65(3)	254,535	256,398
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(3)	185,415	185,636
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class A3 SEQ, VRN, 1.63%, 4/25/66(3)	145,621	145,530
Credit Suisse Mortgage Trust, Series 2021-NQM4, Class A3, SEQ, VRN, 1.56%, 5/25/66(3)	134,000	133,997
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(3)	183,424	186,225
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	4,083	4,227
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.15%, 1/25/66(3)	213,266	212,623
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.34%, 6/25/34	6,676	6,693
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.55%, 5/25/34	8,057	7,921
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	12,287	12,580
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.34%, (1-month LIBOR plus 3.25%), 10/25/30(3)	325,000	328,615
Home RE Ltd., Series 2021-1 Class M1B, VRN, 1.64%, (1-month LIBOR plus 1.55%), 7/25/33(3)	140,000	139,712
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	9,379	9,499
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(3)	53,239	54,121
JPMorgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	141,309	144,149
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.88%, 11/21/34	37,526	37,939
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.17%, 11/25/35	20,836	20,830
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.81%, 2/25/35	15,360	15,503
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(3)	181,426	193,503
Newrez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 0.84%, (1-month LIBOR plus 0.75%), 5/25/55(3)	250,000	250,624
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.49%, (1-month LIBOR plus 2.40%), 10/25/30(3)	89,441	89,856
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(3)	344,769	343,484
PSMC Trust, Series 2021-1, Class A11 SEQ, VRN, 2.50%, 3/25/51(3)	267,475	274,718
PSMC Trust, Series 2021-2, Class A3 SEQ, VRN, 2.50%, 5/25/51(3)	150,000	153,984
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(3)	180,000	183,713
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	11,196	11,442

	Shares/ Principal Amount	Value
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	$156,000	$156,076
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	21,552	22,187
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	188,527	189,376
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	226,232	227,249
		5,483,540
U.S. Government Agency Collateralized Mortgage Obligations — 1.2%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.09%, (1-month LIBOR plus 4.00%), 8/25/24	55,776	56,949
FHLMC, Series 2014-DN4, Class M3, VRN, 4.64%, (1-month LIBOR plus 4.55%), 10/25/24	26,531	27,031
FHLMC, Series 2014-HQ1, Class M3, VRN, 4.19%, (1-month LIBOR plus 4.10%), 8/25/24	84,987	85,999
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.84%, (1-month LIBOR plus 4.75%), 10/25/24	455,257	459,018
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.79%, (1-month LIBOR plus 3.70%), 4/25/28	94,660	97,115
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.34%, (1-month LIBOR plus 3.25%), 5/25/25	35,080	35,625
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.64%, (1-month LIBOR plus 5.55%), 7/25/28	311,288	326,575
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.74%, (1-month LIBOR plus 4.65%), 10/25/28	157,051	164,209
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.09%, (1-month LIBOR plus 5.00%), 12/25/28	234,751	245,652
FHLMC, Series 2016-HQA4, Class M3, VRN, 3.99%, (1-month LIBOR plus 3.90%), 4/25/29	174,893	182,346
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.34%, (1-month LIBOR plus 3.25%), 7/25/29	282,545	293,003
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.54%, (1-month LIBOR plus 3.45%), 10/25/29	70,000	73,210
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.39%, (1-month LIBOR plus 2.30%), 10/25/48(3)	50,000	50,510
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.54%, (1-month LIBOR plus 2.45%), 3/25/49(3)	89,177	90,657
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.09%, (1-month LIBOR plus 3.00%), 6/25/50(3)	131,802	132,651
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.82%, (SOFR plus 2.80%), 10/25/50(3)	250,000	253,968
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.69%, (1-month LIBOR plus 3.60%), 7/25/50(3)	79,489	80,533
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	275,000	42,109
FNMA, Series 2013-C01, Class M2, VRN, 5.34%, (1-month LIBOR plus 5.25%), 10/25/23	272,314	285,074
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	61,200	61,860
FNMA, Series 2014-C03, Class 2M2, VRN, 2.99%, (1-month LIBOR plus 2.90%), 7/25/24	90,980	91,970
FNMA, Series 2014-C04, Class 1M2, VRN, 4.99%, (1-month LIBOR plus 4.90%), 11/25/24	88,275	91,383
FNMA, Series 2014-C04, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 5.00%), 11/25/24	36,150	37,135
FNMA, Series 2015-C03, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 5.00%), 7/25/25	113,313	114,900

	Shares/ Principal Amount	Value
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	$154,229	$163,625
FNMA, Series 2015-C04, Class 2M2, VRN, 5.64%, (1-month LIBOR plus 5.55%), 4/25/28	355,660	376,979
FNMA, Series 2016-C01, Class 2M2, VRN, 7.04%, (1-month LIBOR plus 6.95%), 8/25/28	209,175	222,028
FNMA, Series 2016-C04, Class 1M2, VRN, 4.34%, (1-month LIBOR plus 4.25%), 1/25/29	160,630	167,823
FNMA, Series 2016-C06, Class 1M2, VRN, 4.34%, (1-month LIBOR plus 4.25%), 4/25/29	87,479	91,028
		4,400,965
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,803,272)		9,884,505
ASSET-BACKED SECURITIES — 1.9%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(3)(4)	300,000	299,947
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	71,692	73,505
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(3)	291,390	305,939
CLI Funding VI LLC, Series 2020-1A, Class A SEQ, 2.08%, 9/18/45(3)	183,000	184,837
Diamond Resorts Owner Trust, Series 2021-1A, Class A SEQ, 1.51%, 11/21/33(3)	373,601	375,592
FirstKey Homes Trust, Series 2021-SER1, Class D, 2.19%, 8/17/28(3)(4)	300,000	299,994
FirstKey Homes Trust, Series 2021-SER1, Class E1, 2.39%, 8/17/28(3)(4)	400,000	399,991
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(3)	400,000	398,985
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	109,387	116,322
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(3)	273,134	282,107
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(3)	195,370	197,303
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(3)	196,080	205,356
Mosaic Solar Loan Trust, Series 2021-1A, Class B, 2.05%, 12/20/46(3)	277,527	278,339
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(3)	349,401	353,341
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(3)	625,000	630,602
Progress Residential Trust, Series 2021-SFR2, Class D, 2.20%, 4/19/38(3)	225,000	225,002
Progress Residential Trust, Series 2021-SFR3, Class B, 1.89%, 5/17/26(3)	400,000	402,106
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(3)	200,000	201,143
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	77,064	79,711
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(3)	83,486	85,735
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	172,156	173,044

	Shares/ Principal Amount	Value
TAL Advantage VII LLC, Series 2020-1A, Class A SEQ, 2.05%, 9/20/45(3)	$184,250	$186,091
Towd Point Mortgage Trust, Series 2018-2, Class A1, VRN, 3.25%, 3/25/58(3)	267,494	277,479
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	167,506	167,941
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	80,909	84,734
Wendy's Funding LLC, Series 2021-1A, Class A2I SEQ, 2.37%, 6/15/51(3)	300,000	303,935
Wingstop Funding LLC, Series 2020-1A, Class A2 SEQ, 2.84%, 12/5/50(3)	389,025	405,439
TOTAL ASSET-BACKED SECURITIES (Cost $6,912,414)		6,994,520
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.14%, (3-month LIBOR plus 1.95%), 1/20/32(3)	275,000	275,684
Ares LV CLO Ltd., Series 2020-55A, Class BR, VRN, 1.85%, (3-month LIBOR plus 1.70%), 7/15/34(3)(4)	375,000	375,000
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.21%, (3-month LIBOR plus 1.02%), 4/20/31(3)	200,000	200,037
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.31%, (3-month LIBOR plus 2.20%), 8/14/30(3)(4)	225,000	225,000
CBAM Ltd., Series 2017-3A, Class CR, VRN, 2.60%, (3-month LIBOR plus 2.45%), 7/17/34(3)(4)	275,000	275,000
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 1.71%, (3-month LIBOR plus 1.56%), 7/23/33(3)(4)	275,000	275,003
Elmwood CLO II Ltd., Series 2019-2A, Class DR, VRN, 3.19%, (3-month LIBOR plus 3.00%), 4/20/34(3)	175,000	176,191
Elmwood CLO V Ltd., Series 2020-2A, Class BR, VRN, 1.80%, (3-month LIBOR plus 1.65%), 10/20/34(3)(4)	150,000	150,000
Goldentree Loan Management US CLO Ltd., Series 2017-1A, Class CR2, VRN, 2.00%, (3-month LIBOR plus 1.80%), 4/20/34(3)	275,000	271,371
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.34%, (3-month LIBOR plus 1.15%), 7/20/31(3)	175,000	175,121
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.44%, (3-month LIBOR plus 1.26%), 1/15/33(3)	125,000	125,279
Magnetite CLO Ltd., Series 2021-31 A, Class B, VRN, 1.80%, (3-month LIBOR plus 1.65%), 7/15/34(3)(4)	200,000	200,000
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class CR, VRN, 2.19%, (3-month LIBOR plus 2.00%), 4/20/34(3)	325,000	325,812
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class BR, VRN, 1.80%, (3-month LIBOR plus 1.65%), 7/15/34(3)(4)	400,000	400,000
Octagon Investment Partners 51 Ltd., Series 2021-1A, Class C, VRN, 2.08%, (3-month LIBOR plus 1.95%), 7/20/34(3)	100,000	99,849
Octagon Investment Partners 51 Ltd., Series 2021-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.05%), 7/20/34(3)	100,000	100,816
Parallel Ltd., Series 2020-1A, Class A1, VRN, 2.01%, (3-month LIBOR plus 1.83%), 7/20/31(3)	375,000	375,561
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.29%, (3-month LIBOR plus 2.10%), 10/20/31(3)	275,000	274,322
Rockford Tower CLO Ltd., Series 2021-2A, Class B, VRN, 1.90%, (3-month LIBOR plus 1.75%), 7/20/34(3)(4)	400,000	400,000
Rockford Tower CLO Ltd., Series 2017-1A, Class CR2, VRN, 2.28%, (3-month LIBOR plus 2.10%), 4/20/34(3)	325,000	326,624

	Shares/ Principal Amount	Value
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.38%, (3-month LIBOR plus 1.19%), 10/20/30(3)	$300,000	$300,335
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, VRN, 1.48%, (3-month LIBOR plus 1.29%), 4/18/33(3)	200,000	200,236
Symphony CLO XXV Ltd., Series 2021-25A, Class C, VRN, 2.24%, (3-month LIBOR plus 2.05%), 4/19/34(3)	325,000	323,890
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.15%, (3-month LIBOR plus 0.97%), 4/25/31(3)	250,000	250,309
Voya CLO Ltd., Series 2016-4A, Class B2R, VRN, 1.63%, (3-month LIBOR plus 1.55%), 7/20/29(3)	350,000	350,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,442,996)		6,451,440
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	105,336
California State University Rev., 2.98%, 11/1/51	200,000	205,163
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	38,005
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	90,179
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	70,000	71,629
Houston GO, 3.96%, 3/1/47	25,000	30,027
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	33,598
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	22,056
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	281,738
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47(4)	200,000	203,171
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	25,661
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	106,849
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	136,160
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	68,918
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	100,000	102,841
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	35,912
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	55,532
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	106,470
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	61,483
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	34,917
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	37,668
State of California GO, 4.60%, 4/1/38	120,000	140,380
State of California GO, 7.55%, 4/1/39	70,000	119,491
State of California GO, 7.30%, 10/1/39	15,000	24,032
State of California GO, 7.60%, 11/1/40	20,000	34,972
TOTAL MUNICIPAL SECURITIES (Cost $1,926,592)		2,172,188
EXCHANGE-TRADED FUNDS — 0.4%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $1,387,375)	51,100	1,409,338
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FNMA, 0.75%, 10/8/27	$600,000	585,507
FNMA, 6.625%, 11/15/30	100,000	144,790
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $719,811)		730,297

	Shares/ Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
BXMT, Ltd., Series 2020-FL2, Class C, VRN, 1.77%, (1-month LIBOR plus 1.65%), 2/15/38(3) (Cost $386,238)	$386,000	$386,130
BANK LOAN OBLIGATIONS — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (1-month LIBOR plus 2.00%), 3/15/28 (Cost $184,224)	184,000	183,080
SOVEREIGN GOVERNMENTS AND AGENCIES†
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	41,382
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	10,453
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	23,710
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $61,219)		75,545
TEMPORARY CASH INVESTMENTS — 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $12,647,862)	12,647,862	12,647,862
TOTAL INVESTMENT SECURITIES — 102.8% (Cost $325,088,949)		379,727,924
OTHER ASSETS AND LIABILITIES — (2.8)%		(10,431,745)
TOTAL NET ASSETS — 100.0%		$369,296,179

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	9	September 2021	$1,929,870	$10,005
U.S. Treasury Long Bonds	12	September 2021	1,929,000	15,662
U.S. Treasury Ultra Bonds	1	September 2021	192,688	3,144
			$4,051,558	$28,811
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	6	September 2021	$883,219	$(4,074)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 36	Buy	(5.00)%	6/20/26	$3,300,000	$(314,024)	$(25,280)	$(339,304)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,000,000	$(508)	$43,814	$43,306
CPURNSA	Receive	2.34%	2/5/26	$1,500,000	509	40,671	41,180
CPURNSA	Receive	2.33%	2/8/26	$1,500,000	509	40,799	41,308
CPURNSA	Receive	2.30%	2/24/26	$1,500,000	510	41,822	42,332
CPURNSA	Receive	2.40%	2/9/31	$750,000	508	16,011	16,519
					$1,528	$183,117	$184,645

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $450,446.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $25,627,369, which represented 6.9% of total net assets.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $325,088,949)	$379,727,924
Cash	1,128
Deposits with broker for futures contracts	110,000
Receivable for investments sold	5,507,307
Receivable for capital shares sold	66,945
Receivable for variation margin on futures contracts	5,936
Receivable for variation margin on swap agreements	4,461
Dividends and interest receivable	609,552
386,033,253

Liabilities
Payable for investments purchased	16,432,288
Payable for capital shares redeemed	10,446
Payable for variation margin on futures contracts	7,969
Payable for variation margin on swap agreements	603
Accrued management fees	255,021
Distribution fees payable	30,747
16,737,074

Net Assets	$369,296,179

Net Assets Consist of:
Capital (par value and paid-in surplus)	$285,231,097
Distributable earnings	84,065,082
$369,296,179

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$218,870,390	24,381,181	$8.98
Class II, $0.01 Par Value	$150,425,789	16,756,591	$8.98

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,715)	$1,520,283
Interest	1,217,804
2,738,087

Expenses:
Management fees	1,568,592
Distribution fees - Class II	180,064
Directors' fees and expenses	4,475
Other expenses	90
1,753,221
Fees waived(1)	(70,900)
1,682,321

Net investment income (loss)	1,055,766

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,036,481
Futures contract transactions	203,726
Swap agreement transactions	(32,095)
30,208,112

Change in net unrealized appreciation (depreciation) on:
Investments	(2,702,283)
Futures contracts	14,152
Swap agreements	151,952
(2,536,179)

Net realized and unrealized gain (loss)	27,671,933

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,727,699

(1)Amount consists of $42,089 and $28,811 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$1,055,766	$2,795,736
Net realized gain (loss)	30,208,112	17,174,829
Change in net unrealized appreciation (depreciation)	(2,536,179)	16,651,319
Net increase (decrease) in net assets resulting from operations	28,727,699	36,621,884

Distributions to Shareholders
From earnings:
Class I	(10,905,822)	(8,182,728)
Class II	(7,236,130)	(5,078,102)
Decrease in net assets from distributions	(18,141,952)	(13,260,830)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	17,764,935	30,652,420

Net increase (decrease) in net assets	28,350,682	54,013,474

Net Assets
Beginning of period	340,945,497	286,932,023
End of period	$369,296,179	$340,945,497

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.04% of the fund’s management fee. Effective August 1, 2021, the investment advisor agreed to increase the amount of the waiver from 0.04% to 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended June 30, 2021 was 0.89% before waiver and 0.85% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,191,615 and $1,437,333, respectively. The effect of interfund transactions on the Statement of Operations was $227,570 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended June 30, 2021 totaled $335,300,387, of which $90,785,930 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 totaled $345,932,730, of which $95,771,936 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	1,432,681	$12,733,755	3,608,958	$29,012,147
Issued in reinvestment of distributions	1,267,115	10,905,822	1,159,946	8,182,728
Redeemed	(1,388,741)	(12,336,085)	(3,394,452)	(27,050,942)
	1,311,055	11,303,492	1,374,452	10,143,933
Class II/Shares Authorized	75,000,000		75,000,000
Sold	851,189	7,536,465	3,454,204	27,693,286
Issued in reinvestment of distributions	841,136	7,236,130	723,855	5,078,102
Redeemed	(935,195)	(8,311,152)	(1,549,473)	(12,262,901)
	757,130	6,461,443	2,628,586	20,508,487
Net increase (decrease)	2,068,185	$17,764,935	4,003,038	$30,652,420

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$218,163,901	—	—
U.S. Treasury Securities	—	$62,159,520	—
Corporate Bonds	—	36,691,777	—
U.S. Government Agency Mortgage-Backed Securities	—	21,777,821	—
Collateralized Mortgage Obligations	—	9,884,505	—
Asset-Backed Securities	—	6,994,520	—
Collateralized Loan Obligations	—	6,451,440	—
Municipal Securities	—	2,172,188	—
Exchange-Traded Funds	1,409,338	—	—
U.S. Government Agency Securities	—	730,297	—
Commercial Mortgage-Backed Securities	—	386,130	—
Bank Loan Obligations	—	183,080	—
Sovereign Governments and Agencies	—	75,545	—
Temporary Cash Investments	12,647,862	—	—
	$232,221,101	$147,506,823	—
Other Financial Instruments
Futures Contracts	$28,811	—	—
Swap Agreements	—	$184,645	—
	$28,811	$184,645	—

Liabilities
Other Financial Instruments
Futures Contracts	$4,074	—	—
Swap Agreements	—	$339,304	—
	$4,074	$339,304	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,950,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,210,840 futures contracts purchased.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $11,616,138 futures contracts purchased and $3,345,500 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,375,000.

Value of Derivative Instruments as of June 30, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$603
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	7,969
Interest Rate Risk	Receivable for variation margin on futures contracts*	$5,936	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	4,461	Payable for variation margin on swap agreements*	—
		$10,397		$8,572

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(31,951)	Change in net unrealized appreciation (depreciation) on swap agreements	$(25,280)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	215,146	Change in net unrealized appreciation (depreciation) on futures contracts	(3,123)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(11,420)	Change in net unrealized appreciation (depreciation) on futures contracts	17,275
Other Contracts	Net realized gain (loss) on swap agreement transactions	(144)	Change in net unrealized appreciation (depreciation) on swap agreements	177,232
		$171,631		$166,104

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$325,566,503
Gross tax appreciation of investments	$57,317,924
Gross tax depreciation of investments	(3,156,503)
Net tax appreciation (depreciation) of investments	$54,161,421

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$8.73	0.03	0.69	0.72	(0.04)	(0.43)	(0.47)	$8.98	8.43%	0.85%(4)	0.89%(4)	0.69%(4)	0.65%(4)	94%	$218,870
2020	$8.18	0.08	0.84	0.92	(0.09)	(0.28)	(0.37)	$8.73	12.53%	0.85%	0.89%	1.03%	0.99%	189%	$201,325
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
Class II
2021(3)	$8.73	0.02	0.69	0.71	(0.03)	(0.43)	(0.46)	$8.98	8.29%	1.10%(4)	1.14%(4)	0.44%(4)	0.40%(4)	94%	$150,426
2020	$8.18	0.06	0.85	0.91	(0.08)	(0.28)	(0.36)	$8.73	12.27%	1.10%	1.14%	0.78%	0.74%	189%	$139,620
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363
2016(5)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(6)	$19,677

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.
(5)May 2, 2016 (commencement of sale) through December 31, 2016.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal.. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.07% (e.g., the Class I unified fee will be reduced from 0.89% to 0.82%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92976 2108

Semiannual Report

June 30, 2021

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.2%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Software	17.0%
Semiconductors and Semiconductor Equipment	5.7%
Health Care Equipment and Supplies	5.4%
IT Services	5.2%
Specialty Retail	4.6%

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,090.20	$4.77	0.92%
Class II	$1,000	$1,089.90	$5.54	1.07%
Class Y	$1,000	$1,092.30	$2.96	0.57%
Hypothetical
Class I	$1,000	$1,020.23	$4.61	0.92%
Class II	$1,000	$1,019.49	$5.36	1.07%
Class Y	$1,000	$1,021.97	$2.86	0.57%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 99.5%
Auto Components — 1.7%
Aptiv plc(1)	73,168	$11,511,521
Beverages — 1.0%
Boston Beer Co., Inc. (The), Class A(1)	7,031	7,177,245
Biotechnology — 3.9%
Alnylam Pharmaceuticals, Inc.(1)	39,450	6,687,564
Argenx SE, ADR(1)	15,512	4,670,198
Horizon Therapeutics plc(1)	80,382	7,526,971
Natera, Inc.(1)	47,946	5,443,309
Turning Point Therapeutics, Inc.(1)	40,111	3,129,460
		27,457,502
Building Products — 1.5%
Trane Technologies plc	57,522	10,592,101
Capital Markets — 4.1%
LPL Financial Holdings, Inc.	87,385	11,795,227
MarketAxess Holdings, Inc.	12,218	5,664,143
MSCI, Inc.	20,366	10,856,707
		28,316,077
Chemicals — 1.5%
Albemarle Corp.	21,096	3,553,832
Element Solutions, Inc.	281,491	6,581,260
		10,135,092
Communications Equipment — 3.9%
Arista Networks, Inc.(1)	41,165	14,914,491
F5 Networks, Inc.(1)	66,063	12,331,320
		27,245,811
Containers and Packaging — 2.7%
Avery Dennison Corp.	64,301	13,518,642
Ball Corp.	67,132	5,439,035
		18,957,677
Electrical Equipment — 4.2%
AMETEK, Inc.	76,774	10,249,329
Generac Holdings, Inc.(1)	13,977	5,802,552
nVent Electric plc	208,334	6,508,354
Plug Power, Inc.(1)	61,227	2,093,351
Rockwell Automation, Inc.	15,770	4,510,535
		29,164,121
Electronic Equipment, Instruments and Components — 3.4%
Cognex Corp.	136,825	11,500,141
Keysight Technologies, Inc.(1)	80,178	12,380,285
		23,880,426
Entertainment — 3.9%
Live Nation Entertainment, Inc.(1)	53,859	4,717,510
ROBLOX Corp., Class A(1)	23,046	2,073,679
Roku, Inc.(1)	28,056	12,884,718
Zynga, Inc., Class A(1)	667,738	7,098,055
		26,773,962
4

	Shares	Value
Health Care Equipment and Supplies — 5.4%
Align Technology, Inc.(1)	11,374	$6,949,514
DexCom, Inc.(1)	21,508	9,183,916
IDEXX Laboratories, Inc.(1)	21,745	13,733,055
Teleflex, Inc.	18,536	7,447,579
		37,314,064
Health Care Providers and Services — 2.8%
Amedisys, Inc.(1)	28,621	7,010,142
Encompass Health Corp.	121,878	9,510,140
R1 RCM, Inc.(1)	141,658	3,150,474
		19,670,756
Health Care Technology — 2.7%
Teladoc Health, Inc.(1)	36,952	6,144,748
Veeva Systems, Inc., Class A(1)	40,656	12,641,983
		18,786,731
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	5,251	8,140,835
Hilton Worldwide Holdings, Inc.(1)	54,701	6,598,035
Las Vegas Sands Corp.(1)	146,065	7,696,165
		22,435,035
Insurance — 0.6%
SelectQuote, Inc.(1)	221,719	4,270,308
Interactive Media and Services — 3.0%
Match Group, Inc.(1)	68,192	10,995,960
Pinterest, Inc., Class A(1)	128,691	10,160,154
		21,156,114
Internet and Direct Marketing Retail — 1.9%
Chewy, Inc., Class A(1)(2)	67,155	5,352,925
Etsy, Inc.(1)	38,521	7,929,163
		13,282,088
IT Services — 5.2%
EPAM Systems, Inc.(1)	16,650	8,507,484
Okta, Inc.(1)	41,224	10,086,688
Square, Inc., Class A(1)	28,504	6,949,275
Twilio, Inc., Class A(1)	26,809	10,567,036
		36,110,483
Leisure Products — 0.5%
Peloton Interactive, Inc., Class A(1)	27,809	3,448,872
Life Sciences Tools and Services — 4.3%
10X Genomics, Inc., Class A(1)	26,948	5,276,957
Bio-Techne Corp.	18,061	8,132,146
Mettler-Toledo International, Inc.(1)	8,499	11,774,005
Repligen Corp.(1)	23,815	4,753,950
		29,937,058
Machinery — 3.9%
Graco, Inc.	77,153	5,840,482
Parker-Hannifin Corp.	40,298	12,375,919
Rexnord Corp.	111,188	5,563,848
Westinghouse Air Brake Technologies Corp.	39,467	3,248,134
		27,028,383
Personal Products — 1.0%
Shiseido Co. Ltd.	91,900	6,778,431
5

	Shares	Value
Professional Services — 3.2%
CoStar Group, Inc.(1)	70,080	$5,804,026
Jacobs Engineering Group, Inc.	51,858	6,918,895
TransUnion	38,504	4,228,124
Verisk Analytics, Inc.	30,056	5,251,384
		22,202,429
Semiconductors and Semiconductor Equipment — 5.7%
Enphase Energy, Inc.(1)	60,538	11,116,593
Marvell Technology, Inc.	172,445	10,058,717
Skyworks Solutions, Inc.	63,591	12,193,574
Teradyne, Inc.	48,690	6,522,512
		39,891,396
Software — 17.0%
Atlassian Corp. plc, Class A(1)	44,761	11,497,311
Autodesk, Inc.(1)	23,149	6,757,193
Cadence Design Systems, Inc.(1)	131,283	17,962,140
Cloudflare, Inc., Class A(1)	37,111	3,927,828
Coupa Software, Inc.(1)	18,321	4,802,117
DocuSign, Inc.(1)	61,640	17,232,695
HubSpot, Inc.(1)	31,370	18,279,926
Manhattan Associates, Inc.(1)	98,141	14,214,743
Palo Alto Networks, Inc.(1)	42,722	15,851,998
RingCentral, Inc., Class A(1)	26,121	7,590,240
		118,116,191
Specialty Retail — 4.6%
Burlington Stores, Inc.(1)	39,175	12,613,958
Carvana Co.(1)	21,398	6,458,345
Five Below, Inc.(1)	30,159	5,828,830
Floor & Decor Holdings, Inc., Class A(1)	65,840	6,959,288
		31,860,421
Textiles, Apparel and Luxury Goods — 1.6%
lululemon athletica, Inc.(1)	29,854	10,895,814
Trading Companies and Distributors — 1.1%
W.W. Grainger, Inc.	17,644	7,728,072
TOTAL COMMON STOCKS (Cost $456,780,610)		692,124,181
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $519,182), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $508,982)		508,982
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $863,970), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $847,000)		847,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	279,330	279,330
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,635,312)		1,635,312
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,291,790)	4,291,790	4,291,790
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $462,707,712)		698,051,283
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,427,673)
TOTAL NET ASSETS — 100.0%		$695,623,610
6

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,745,682	JPY	635,460,930	Bank of America N.A.	9/30/21	$21,329
USD	200,068	JPY	22,166,280	Bank of America N.A.	9/30/21	390
USD	208,898	JPY	23,076,090	Bank of America N.A.	9/30/21	1,024
						$22,743

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,197,529. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,291,790.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $458,415,922) — including $4,197,529 of securities on loan	$693,759,493
Investment made with cash collateral received for securities on loan, at value (cost of $4,291,790)	4,291,790
Total investment securities, at value (cost of $462,707,712)	698,051,283
Receivable for investments sold	1,962,544
Receivable for capital shares sold	246,949
Unrealized appreciation on forward foreign currency exchange contracts	22,743
Dividends and interest receivable	59,913
Securities lending receivable	341
700,343,773

Liabilities
Payable for collateral received for securities on loan	4,291,790
Payable for capital shares redeemed	78,065
Accrued management fees	349,300
Distribution fees payable	1,008
4,720,163

Net Assets	$695,623,610

Net Assets Consist of:
Capital (par value and paid-in surplus)	$416,897,205
Distributable earnings	278,726,405
$695,623,610

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$127,427,355	6,947,464	$18.34
Class II, $0.01 Par Value	$4,837,578	268,347	$18.03
Class Y, $0.01 Par Value	$563,358,677	30,241,676	$18.63

See Notes to Financial Statements.

8

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,665)	$922,270
Securities lending, net	1,712
Interest	404
924,386

Expenses:
Management fees	2,362,581
Distribution fees - Class II	4,427
Directors' fees and expenses	8,513
Other expenses	388
2,375,909
Fees waived(1)	(236,169)
2,139,740

Net investment income (loss)	(1,215,354)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	45,560,049
Forward foreign currency exchange contract transactions	542,119
Foreign currency translation transactions	(1,339)
46,100,829

Change in net unrealized appreciation (depreciation) on:
Investments	14,321,582
Forward foreign currency exchange contracts	69,705
Translation of assets and liabilities in foreign currencies	(220)
14,391,067

Net realized and unrealized gain (loss)	60,491,896

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,276,542

(1)Amount consists of $42,319, $1,240 and $192,610 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

9

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$(1,215,354)	$(616,522)
Net realized gain (loss)	46,100,829	81,835,893
Change in net unrealized appreciation (depreciation)	14,391,067	118,630,088
Net increase (decrease) in net assets resulting from operations	59,276,542	199,849,459

Distributions to Shareholders
From earnings:
Class I	(14,793,552)	(10,198,085)
Class II	(282,053)	(167,591)
Class Y	(66,710,745)	(46,364,992)
Decrease in net assets from distributions	(81,786,350)	(56,730,668)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	45,429,902	10,955,847

Net increase (decrease) in net assets	22,920,094	154,074,638

Net Assets
Beginning of period	672,703,516	518,628,878
End of period	$695,623,610	$672,703,516

See Notes to Financial Statements.

10

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

11

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,291,790	—	—	—	$4,291,790
Gross amount of recognized liabilities for securities lending transactions					$4,291,790

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

13

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.07% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to increase the amount of the waiver from 0.07% to 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.99%	0.92%
Class II	0.80% to 0.90%	0.89%	0.82%
Class Y	0.55% to 0.65%	0.64%	0.57%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $155,690 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $23,460 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $166,652,864 and $202,506,015, respectively.

14

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	244,481	$4,547,141	656,017	$9,888,174
Issued in reinvestment of distributions	891,178	14,793,552	996,880	10,198,085
Redeemed	(391,286)	(7,305,451)	(1,098,568)	(16,803,198)
	744,373	12,035,242	554,329	3,283,061
Class II/Shares Authorized	25,000,000		25,000,000
Sold	256,398	4,484,050	31,386	485,471
Issued in reinvestment of distributions	17,283	282,053	16,610	167,591
Redeemed	(123,029)	(2,103,662)	(19,719)	(284,819)
	150,652	2,662,441	28,277	368,243
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	248,298	4,914,410	1,409,658	23,526,949
Issued in reinvestment of distributions	3,959,095	66,710,745	4,492,732	46,364,992
Redeemed	(2,212,821)	(40,892,936)	(4,194,963)	(62,587,398)
	1,994,572	30,732,219	1,707,427	7,304,543
Net increase (decrease)	2,889,597	$45,429,902	2,290,033	$10,955,847

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$685,345,750	$6,778,431	—
Temporary Cash Investments	279,330	1,355,982	—
Temporary Cash Investments - Securities Lending Collateral	4,291,790	—	—
	$689,916,870	$8,134,413	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$22,743	—

15

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $11,696,746.

The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $22,743 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $542,119 in net realized gain (loss) on forward foreign currency exchange contract transactions and $69,705 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$463,930,678
Gross tax appreciation of investments	$239,580,164
Gross tax depreciation of investments	(5,459,559)
Net tax appreciation (depreciation) of investments	$234,120,605

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$19.27	(0.06)	1.54	1.48	—	(2.41)	(2.41)	$18.34	9.02%	0.92%(4)	0.99%(4)	(0.65)%(4)	(0.72)%(4)	25%	$127,427
2020	$15.96	(0.06)	5.21	5.15	—	(1.84)	(1.84)	$19.27	42.46%	0.90%	1.00%	(0.41)%	(0.51)%	83%	$119,549
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
2018	$15.03	(0.05)	(0.73)	(0.78)	—	(0.08)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
2017	$13.98	(0.02)	2.97	2.95	—	(1.90)	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
2016	$15.02	(0.02)	0.40	0.38	—	(1.42)	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
Class II
2021(3)	$18.99	(0.07)	1.52	1.45	—	(2.41)	(2.41)	$18.03	8.99%	1.07%(4)	1.14%(4)	(0.80)%(4)	(0.87)%(4)	25%	$4,838
2020	$15.78	(0.08)	5.13	5.05	—	(1.84)	(1.84)	$18.99	42.29%	1.05%	1.15%	(0.56)%	(0.66)%	83%	$2,235
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411
2018	$14.94	(0.07)	(0.73)	(0.80)	—	(0.08)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053
2017	$13.92	(0.04)	2.96	2.92	—	(1.90)	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697
2016	$14.98	(0.04)	0.40	0.36	—	(1.42)	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class Y
2021(3)	$19.50	(0.03)	1.57	1.54	—	(2.41)	(2.41)	$18.63	9.23%	0.57%(4)	0.64%(4)	(0.30)%(4)	(0.37)%(4)	25%	$563,359
2020	$16.09	(0.01)	5.28	5.27	(0.02)	(1.84)	(1.86)	$19.50	43.00%	0.55%	0.65%	(0.06)%	(0.16)%	83%	$550,919
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083
2018	$15.05	0.01	(0.75)	(0.74)	—	(0.08)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830
2017(5)	$15.19	0.01	1.03	1.04	—	(1.18)	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(6)	$366,900

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.
(5)September 22, 2017 (commencement of sale) through December 31, 2017.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal . The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

19

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such
20

results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods, and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders
21

of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.08% (e.g., the Class I unified fee will be reduced from 0.99% to 0.91%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
22

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

24

Contact Us	americancentury.com
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92979 2108

Semiannual Report

June 30, 2021

VP Disciplined Core Value Fund
Class I (AVGIX)
Class II (AVPGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	95.0%
Exchange-Traded Funds	2.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	1.1%

Top Five Industries*	% of net assets
Health Care Providers and Services	6.8%
Banks	6.4%
Semiconductors and Semiconductor Equipment	6.0%
IT Services	5.1%
Software	5.1%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,164.30	$3.76	0.70%
Class II	$1,000	$1,162.90	$5.09	0.95%
Hypothetical
Class I	$1,000	$1,021.32	$3.51	0.70%
Class II	$1,000	$1,020.08	$4.76	0.95%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 95.0%
Aerospace and Defense — 2.2%
Boeing Co. (The)(1)	16,443	$3,939,085
Huntington Ingalls Industries, Inc.	6,984	1,471,878
Northrop Grumman Corp.	12,106	4,399,684
		9,810,647
Air Freight and Logistics — 1.1%
FedEx Corp.	16,257	4,849,951
Auto Components — 0.7%
BorgWarner, Inc.	17,648	856,634
Magna International, Inc.	26,239	2,430,781
		3,287,415
Automobiles — 2.5%
Ford Motor Co.(1)	563,327	8,371,039
General Motors Co.(1)	46,247	2,736,435
		11,107,474
Banks — 6.4%
Bank of America Corp.	141,038	5,814,997
Citigroup, Inc.	67,134	4,749,730
Citizens Financial Group, Inc.	39,642	1,818,379
First Horizon Corp.	121,047	2,091,692
JPMorgan Chase & Co.	53,545	8,328,389
Wells Fargo & Co.	121,434	5,499,746
		28,302,933
Beverages — 0.7%
Molson Coors Beverage Co., Class B(1)	57,505	3,087,443
Biotechnology — 3.1%
AbbVie, Inc.	85,151	9,591,409
Exelixis, Inc.(1)	30,558	556,767
Moderna, Inc.(1)	16,037	3,768,374
		13,916,550
Building Products — 1.4%
Owens Corning	64,972	6,360,759
Capital Markets — 5.0%
Affiliated Managers Group, Inc.	11,587	1,786,831
Blackstone Group, Inc. (The), Class A	70,305	6,829,428
Cboe Global Markets, Inc.	31,460	3,745,313
Charles Schwab Corp. (The)	21,143	1,539,422
Goldman Sachs Group, Inc. (The)	9,402	3,568,341
Morgan Stanley	39,358	3,608,735
MSCI, Inc.	2,053	1,094,413
		22,172,483
Chemicals — 2.7%
Celanese Corp.	21,807	3,305,941
Chemours Co. (The)	77,317	2,690,632
Dow, Inc.	61,230	3,874,634
Eastman Chemical Co.	19,050	2,224,088
		12,095,295
4

	Shares	Value
Communications Equipment — 0.6%
Cisco Systems, Inc.	50,531	$2,678,143
Construction and Engineering — 1.6%
MasTec, Inc.(1)	43,654	4,631,689
Quanta Services, Inc.	25,661	2,324,117
		6,955,806
Consumer Finance — 1.4%
OneMain Holdings, Inc.	42,113	2,522,990
Synchrony Financial	76,598	3,716,535
		6,239,525
Containers and Packaging — 0.7%
WestRock Co.	55,920	2,976,062
Distributors — 0.4%
LKQ Corp.(1)	35,844	1,764,242
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(1)	22,812	6,339,911
Diversified Telecommunication Services — 0.8%
Lumen Technologies, Inc.	249,551	3,391,398
Electric Utilities — 0.3%
NRG Energy, Inc.	33,753	1,360,246
Electrical Equipment — 2.5%
Acuity Brands, Inc.	9,268	1,733,394
Eaton Corp. plc	26,428	3,916,101
Hubbell, Inc.	11,082	2,070,561
nVent Electric plc	49,364	1,542,131
Regal Beloit Corp.	12,784	1,706,792
		10,968,979
Electronic Equipment, Instruments and Components — 0.5%
SYNNEX Corp.	16,666	2,029,252
Energy Equipment and Services — 0.9%
Schlumberger NV	122,753	3,929,324
Entertainment — 0.5%
Walt Disney Co. (The)(1)	11,524	2,025,573
Equity Real Estate Investment Trusts (REITs) — 1.8%
Iron Mountain, Inc.	3,822	161,747
Prologis, Inc.	45,601	5,450,688
Simon Property Group, Inc.	18,584	2,424,840
		8,037,275
Food and Staples Retailing — 1.6%
Walgreens Boots Alliance, Inc.	68,285	3,592,474
Walmart, Inc.	25,400	3,581,908
		7,174,382
Food Products — 2.0%
General Mills, Inc.	70,662	4,305,436
Tyson Foods, Inc., Class A	61,562	4,540,813
		8,846,249
Gas Utilities — 0.5%
UGI Corp.	46,224	2,140,633
Health Care Equipment and Supplies — 0.6%
Hill-Rom Holdings, Inc.	22,821	2,592,237
Health Care Providers and Services — 6.8%
AMN Healthcare Services, Inc.(1)	14,272	1,384,099
5

	Shares	Value
CVS Health Corp.	31,834	$2,656,229
HCA Healthcare, Inc.	43,491	8,991,329
Humana, Inc.	5,614	2,485,430
Laboratory Corp. of America Holdings(1)	12,068	3,328,958
McKesson Corp.	32,959	6,303,079
UnitedHealth Group, Inc.	12,449	4,985,077
		30,134,201
Hotels, Restaurants and Leisure — 1.0%
Bloomin' Brands, Inc.(1)	40,192	1,090,811
Brinker International, Inc.(1)	18,586	1,149,544
Yum! Brands, Inc.	19,006	2,186,260
		4,426,615
Household Durables — 0.8%
Mohawk Industries, Inc.(1)	15,029	2,888,424
PulteGroup, Inc.	12,250	668,482
		3,556,906
Household Products — 0.3%
Kimberly-Clark Corp.	5,772	772,178
Procter & Gamble Co. (The)	5,585	753,584
		1,525,762
Industrial Conglomerates — 1.4%
3M Co.	23,252	4,618,545
Carlisle Cos., Inc.	8,415	1,610,462
		6,229,007
Insurance — 1.3%
Allstate Corp. (The)	12,369	1,613,412
Mercury General Corp.	7,188	466,861
Progressive Corp. (The)	39,613	3,890,393
		5,970,666
Interactive Media and Services — 0.8%
Facebook, Inc., Class A(1)	9,801	3,407,906
IT Services — 5.1%
Accenture plc, Class A	17,802	5,247,852
Akamai Technologies, Inc.(1)	30,304	3,533,446
Amdocs Ltd.	32,222	2,492,694
Cognizant Technology Solutions Corp., Class A	47,714	3,304,672
DXC Technology Co.(1)	58,788	2,289,205
International Business Machines Corp.	40,799	5,980,725
		22,848,594
Life Sciences Tools and Services — 0.6%
PerkinElmer, Inc.	11,132	1,718,892
Thermo Fisher Scientific, Inc.	1,495	754,183
		2,473,075
Machinery — 2.4%
AGCO Corp.	20,915	2,726,898
Allison Transmission Holdings, Inc.	19,140	760,624
Cummins, Inc.	16,752	4,084,305
Timken Co. (The)	38,331	3,089,095
		10,660,922
Media — 3.3%
Altice USA, Inc., Class A(1)	90,483	3,089,090
AMC Networks, Inc., Class A(1)	14,316	956,309
6

	Shares	Value
Charter Communications, Inc., Class A(1)	5,072	$3,659,194
Comcast Corp., Class A	103,393	5,895,469
Interpublic Group of Cos., Inc. (The)	28,564	928,044
		14,528,106
Metals and Mining — 1.4%
Nucor Corp.	36,862	3,536,172
Steel Dynamics, Inc.	45,610	2,718,356
		6,254,528
Multiline Retail — 1.6%
Target Corp.	30,355	7,338,018
Oil, Gas and Consumable Fuels — 3.2%
Cabot Oil & Gas Corp.	46,323	808,800
Chevron Corp.	47,347	4,959,125
Diamondback Energy, Inc.	18,220	1,710,676
Exxon Mobil Corp.	42,840	2,702,347
Marathon Oil Corp.	96,086	1,308,691
Marathon Petroleum Corp.	26,883	1,624,271
Williams Cos., Inc. (The)	40,601	1,077,956
		14,191,866
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	61,690	4,122,126
Jazz Pharmaceuticals plc(1)	8,869	1,575,489
Johnson & Johnson	33,626	5,539,547
Pfizer, Inc.	135,976	5,324,820
		16,561,982
Professional Services — 0.2%
Leidos Holdings, Inc.	8,504	859,754
Real Estate Management and Development — 0.2%
Jones Lang LaSalle, Inc.(1)	3,867	755,844
Road and Rail — 1.2%
Landstar System, Inc.	17,537	2,771,197
Ryder System, Inc.	36,172	2,688,665
		5,459,862
Semiconductors and Semiconductor Equipment — 6.0%
Applied Materials, Inc.	26,264	3,739,994
Broadcom, Inc.	8,654	4,126,573
Intel Corp.	97,789	5,489,874
Micron Technology, Inc.(1)	23,896	2,030,682
NXP Semiconductors NV	16,601	3,415,158
QUALCOMM, Inc.	32,058	4,582,050
Skyworks Solutions, Inc.	9,990	1,915,582
Synaptics, Inc.(1)	9,713	1,511,149
		26,811,062
Software — 5.1%
j2 Global, Inc.(1)	4,679	643,596
Microsoft Corp.	33,481	9,070,003
Oracle Corp. (New York)	52,911	4,118,592
Palo Alto Networks, Inc.(1)	5,914	2,194,390
salesforce.com, Inc.(1)	12,951	3,163,541
VMware, Inc., Class A(1)	21,028	3,363,849
		22,553,971
7

	Shares	Value
Specialty Retail — 3.0%
Best Buy Co., Inc.	49,726	$5,717,496
Home Depot, Inc. (The)	5,685	1,812,890
Lithia Motors, Inc., Class A	5,550	1,907,202
Lowe's Cos., Inc.	11,153	2,163,347
Williams-Sonoma, Inc.	10,925	1,744,176
		13,345,111
Technology Hardware, Storage and Peripherals — 1.4%
HP, Inc.	81,250	2,452,937
Seagate Technology Holdings plc	44,315	3,896,618
		6,349,555
Thrifts and Mortgage Finance — 0.3%
Radian Group, Inc.	69,034	1,536,007
TOTAL COMMON STOCKS (Cost $370,290,398)		422,219,507
EXCHANGE-TRADED FUNDS — 2.0%
iShares Russell 1000 Value ETF (Cost $8,260,736)	55,354	8,780,251
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $2,742,231), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $2,688,356)		2,688,355
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $4,571,726), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $4,482,002)		4,482,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,342,091	1,342,091
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,512,446)		8,512,446
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $387,063,580)		439,512,204
OTHER ASSETS AND LIABILITIES — 1.1%		4,845,973
TOTAL NET ASSETS — 100.0%		$444,358,177

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	31	September 2021	$6,647,330	$113,105
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
8

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $387,063,580)	$439,512,204
Cash	52,185
Deposits with broker for futures contracts	341,000
Receivable for investments sold	21,457,545
Receivable for capital shares sold	382,109
Receivable for variation margin on futures contracts	10,231
Dividends and interest receivable	243,563
461,998,837

Liabilities
Payable for investments purchased	17,223,438
Payable for capital shares redeemed	150,799
Accrued management fees	258,605
Distribution fees payable	7,818
17,640,660

Net Assets	$444,358,177

Net Assets Consist of:
Capital (par value and paid-in surplus)	$321,140,892
Distributable earnings	123,217,285
$444,358,177

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$406,041,129	40,007,628	$10.15
Class II, $0.01 Par Value	$38,317,048	3,774,487	$10.15

See Notes to Financial Statements.
9

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$3,675,990
Interest	544
3,676,534

Expenses:
Management fees	1,497,571
Distribution fees - Class II	42,779
Directors' fees and expenses	5,366
Other expenses	554
1,546,270

Net investment income (loss)	2,130,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	72,228,775
Futures contract transactions	357,812
72,586,587

Change in net unrealized appreciation (depreciation) on:
Investments	(10,275,645)
Futures contracts	53,866
(10,221,779)

Net realized and unrealized gain (loss)	62,364,808

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,495,072

See Notes to Financial Statements.
10

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$2,130,264	$7,061,949
Net realized gain (loss)	72,586,587	63,633,820
Change in net unrealized appreciation (depreciation)	(10,221,779)	(31,433,570)
Net increase (decrease) in net assets resulting from operations	64,495,072	39,262,199

Distributions to Shareholders
From earnings:
Class I	(61,151,557)	(22,814,371)
Class II	(5,182,959)	(1,701,714)
Decrease in net assets from distributions	(66,334,516)	(24,516,085)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	54,157,869	(6,112,240)

Net increase (decrease) in net assets	52,318,425	8,633,874

Net Assets
Beginning of period	392,039,752	383,405,878
End of period	$444,358,177	$392,039,752

See Notes to Financial Statements.
11

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

12

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

13

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended June 30, 2021 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,016,061 and $2,683,261, respectively. The effect of interfund transactions on the Statement of Operations was $1,145,423 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $544,757,370 and $560,671,826, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,467,862	$25,767,098	3,616,992	$32,755,485
Issued in reinvestment of distributions	6,274,203	61,151,557	3,043,495	22,814,371
Redeemed	(3,952,714)	(41,261,769)	(6,535,034)	(59,404,857)
	4,789,351	45,656,886	125,453	(3,835,001)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	642,427	6,693,397	739,646	6,874,542
Issued in reinvestment of distributions	531,829	5,182,959	227,833	1,701,714
Redeemed	(319,961)	(3,375,373)	(1,201,206)	(10,853,495)
	854,295	8,500,983	(233,727)	(2,277,239)
Net increase (decrease)	5,643,646	$54,157,869	(108,274)	$(6,112,240)

14

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$422,219,507	—	—
Exchange-Traded Funds	8,780,251	—	—
Temporary Cash Investments	1,342,091	$7,170,355	—
	$432,341,849	$7,170,355	—
Other Financial Instruments
Futures Contracts	$113,105	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $4,907,570 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $10,231 in receivable for variation margin on futures contracts.* For the six months ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $357,812 in net realized gain (loss) on futures contract transactions and $53,866 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

15

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$387,839,952
Gross tax appreciation of investments	$55,965,007
Gross tax depreciation of investments	(4,292,755)
Net tax appreciation (depreciation) of investments	$51,672,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
16

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$10.28	0.05	1.57	1.62	(0.06)	(1.69)	(1.75)	$10.15	16.43%	0.70%(4)	1.02%(4)	130%	$406,041
2020	$10.02	0.19	0.73	0.92	(0.18)	(0.48)	(0.66)	$10.28	11.81%	0.70%	2.03%	163%	$362,015
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
Class II
2021(3)	$10.28	0.04	1.56	1.60	(0.04)	(1.69)	(1.73)	$10.15	16.29%	0.95%(4)	0.77%(4)	130%	$38,317
2020	$10.03	0.16	0.73	0.89	(0.16)	(0.48)	(0.64)	$10.28	11.45%	0.95%	1.78%	163%	$30,024
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal . The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

19

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the
20

efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe.
21

The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
22

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92975 2108

Semiannual Report

June 30, 2021

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	1.2%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.5%

Top Five Industries*	% of net assets
Software	16.2%
Interactive Media and Services	10.6%
IT Services	9.3%
Semiconductors and Semiconductor Equipment	8.3%
Internet and Direct Marketing Retail	8.3%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,142.50	$4.20	0.79%
Class II	$1,000	$1,141.40	$4.99	0.94%
Hypothetical
Class I	$1,000	$1,020.88	$3.96	0.79%
Class II	$1,000	$1,020.13	$4.71	0.94%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.2%
Air Freight and Logistics — 1.7%
United Parcel Service, Inc., Class B	474	$98,578
Auto Components — 1.7%
Aptiv plc(1)	619	97,387
Automobiles — 2.6%
Tesla, Inc.(1)	221	150,214
Beverages — 1.7%
PepsiCo, Inc.	647	95,866
Biotechnology — 2.0%
Amgen, Inc.	171	41,682
CRISPR Therapeutics AG(1)	144	23,312
Natera, Inc.(1)	83	9,423
Vertex Pharmaceuticals, Inc.(1)	194	39,116
		113,533
Building Products — 1.1%
Masco Corp.	657	38,704
Trex Co., Inc.(1)	211	21,566
		60,270
Capital Markets — 1.7%
S&P Global, Inc.	233	95,635
Chemicals — 0.8%
Air Products and Chemicals, Inc.	150	43,152
Electrical Equipment — 2.4%
Ballard Power Systems, Inc.(1)(2)	876	15,873
Generac Holdings, Inc.(1)	111	46,082
Rockwell Automation, Inc.	268	76,653
		138,608
Electronic Equipment, Instruments and Components — 2.1%
CDW Corp.	192	33,533
Cognex Corp.	496	41,689
Keysight Technologies, Inc.(1)	299	46,168
		121,390
Entertainment — 1.9%
Liberty Media Corp.-Liberty Formula One, Class C(1)	421	20,296
Take-Two Interactive Software, Inc.(1)	160	28,323
Walt Disney Co. (The)(1)	331	58,180
		106,799
Equity Real Estate Investment Trusts (REITs) — 1.1%
SBA Communications Corp.	191	60,872
Food Products — 1.3%
Beyond Meat, Inc.(1)	35	5,512
Mondelez International, Inc., Class A	1,015	63,377
Vital Farms, Inc.(1)	390	7,784
		76,673
Health Care Equipment and Supplies — 2.5%
DexCom, Inc.(1)	89	38,003
Edwards Lifesciences Corp.(1)	219	22,681
4

	Shares	Value
IDEXX Laboratories, Inc.(1)	47	$29,683
Intuitive Surgical, Inc.(1)	56	51,500
		141,867
Health Care Providers and Services — 1.5%
Guardant Health, Inc.(1)	38	4,719
UnitedHealth Group, Inc.	206	82,491
		87,210
Health Care Technology — 0.3%
Teladoc Health, Inc.(1)	101	16,795
Hotels, Restaurants and Leisure — 1.3%
Chipotle Mexican Grill, Inc.(1)	29	44,960
Expedia Group, Inc.(1)	160	26,193
		71,153
Household Products — 0.5%
Procter & Gamble Co. (The)	217	29,280
Insurance — 0.3%
SelectQuote, Inc.(1)	964	18,567
Interactive Media and Services — 10.6%
Alphabet, Inc., Class A(1)	164	400,453
Facebook, Inc., Class A(1)	498	173,160
Twitter, Inc.(1)	446	30,689
		604,302
Internet and Direct Marketing Retail — 8.3%
Amazon.com, Inc.(1)	125	430,020
Chewy, Inc., Class A(1)(2)	244	19,449
Wayfair, Inc., Class A(1)(2)	74	23,363
		472,832
IT Services — 9.3%
Fastly, Inc., Class A(1)(2)	253	15,079
Okta, Inc.(1)	89	21,776
PayPal Holdings, Inc.(1)	642	187,130
Shopify, Inc., Class A(1)	11	16,071
Twilio, Inc., Class A(1)	60	23,650
Visa, Inc., Class A	1,134	265,152
		528,858
Life Sciences Tools and Services — 1.6%
10X Genomics, Inc., Class A(1)	127	24,869
Agilent Technologies, Inc.	359	53,064
Repligen Corp.(1)	51	10,181
		88,114
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	129	41,032
Pharmaceuticals — 1.5%
Novo Nordisk A/S, B Shares	316	26,452
Zoetis, Inc.	328	61,126
		87,578
Road and Rail — 1.3%
Lyft, Inc., Class A(1)	533	32,236
Union Pacific Corp.	177	38,927
		71,163
Semiconductors and Semiconductor Equipment — 8.3%
Advanced Micro Devices, Inc.(1)	927	87,073
5

	Shares	Value
Analog Devices, Inc.	274	$47,172
ASML Holding NV	161	111,141
NVIDIA Corp.	285	228,029
		473,415
Software — 16.2%
Datadog, Inc., Class A(1)	225	23,418
DocuSign, Inc.(1)	134	37,462
Microsoft Corp.	2,481	672,103
PagerDuty, Inc.(1)	640	27,251
salesforce.com, Inc.(1)	155	37,862
Splunk, Inc.(1)	219	31,663
Workday, Inc., Class A(1)	169	40,347
Zendesk, Inc.(1)	381	54,994
		925,100
Specialty Retail — 2.2%
Home Depot, Inc. (The)	386	123,092
Technology Hardware, Storage and Peripherals — 8.0%
Apple, Inc.	3,329	455,940
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	621	95,938
TOTAL COMMON STOCKS (Cost $2,408,767)		5,591,213
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Growth ETF (Cost $70,926)	261	71,034
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,727)	4,727	4,727
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $2,484,420)		5,666,974
OTHER ASSETS AND LIABILITIES — 0.5%		29,316
TOTAL NET ASSETS — 100.0%		$5,696,290

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	92,028	EUR	77,156	Credit Suisse AG	9/30/21	$372
USD	2,994	EUR	2,504	Credit Suisse AG	9/30/21	19
						$391

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $58,938. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $60,286, which includes securities collateral of $55,559.

See Notes to Financial Statements.
6

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,479,693) — including $58,938 of securities on loan	$5,662,247
Investment made with cash collateral received for securities on loan, at value (cost of $4,727)	4,727
Total investment securities, at value (cost of $2,484,420)	5,666,974
Receivable for investments sold	167,694
Receivable for capital shares sold	24,999
Unrealized appreciation on forward foreign currency exchange contracts	391
Dividends receivable	916
Securities lending receivable	13
5,860,987

Liabilities
Disbursements in excess of demand deposit cash	84,594
Payable for collateral received for securities on loan	4,727
Payable for investments purchased	70,927
Payable for capital shares redeemed	189
Accrued management fees	3,141
Distribution fees payable	1,119
164,697

Net Assets	$5,696,290

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,050,405
Distributable earnings	3,645,885
$5,696,290

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$189,497	9,688	$19.56
Class II, $0.01 Par Value	$5,506,793	282,481	$19.49

See Notes to Financial Statements.
7

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $203)	$17,186
Securities lending, net	98
17,284

Expenses:
Management fees	23,865
Distribution fees - Class II	6,593
Directors' fees and expenses	67
30,525
Fees waived(1)	(5,566)
24,959

Net investment income (loss)	(7,675)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	485,393
Forward foreign currency exchange contract transactions	2,291
Foreign currency translation transactions	(51)
487,633

Change in net unrealized appreciation (depreciation) on:
Investments	249,704
Forward foreign currency exchange contracts	175
249,879

Net realized and unrealized gain (loss)	737,512

Net Increase (Decrease) in Net Assets Resulting from Operations	$729,837
(1)Amount consists of $27 and $5,539 for Class I and Class II, respectively.

See Notes to Financial Statements.
8

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$(7,675)	$(5,594)
Net realized gain (loss)	487,633	953,019
Change in net unrealized appreciation (depreciation)	249,879	600,984
Net increase (decrease) in net assets resulting from operations	729,837	1,548,409

Distributions to Shareholders
From earnings:
Class I	(2,122)	(597)
Class II	(934,935)	(377,935)
Decrease in net assets from distributions	(937,057)	(378,532)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	648,009	(1,502,276)

Net increase (decrease) in net assets	440,789	(332,399)

Net Assets
Beginning of period	5,255,501	5,587,900
End of period	$5,696,290	$5,255,501

See Notes to Financial Statements.
9

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
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Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,727	—	—	—	$4,727
Gross amount of recognized liabilities for securities lending transactions					$4,727

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.21% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to decrease the amount of the waiver from 0.21% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended June 30, 2021 are as follows:

	Annual Management Fee*	Effective Annual Management Fee After Waiver
Class I	1.00%	0.79%
Class II	0.90%	0.69%
*Effective August 1, 2021 the annual management fee will be 0.90% for Class I and 0.80% for Class II.

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Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,299 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $1,350,167 and $1,669,085, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	9,006	$170,479	41	$800
Issued in reinvestment of distributions	124	2,122	47	597
Redeemed	(1)	(19)	—	—
	9,129	172,582	88	1,397
Class II/Shares Authorized	50,000,000		50,000,000
Sold	9,845	195,717	19,373	346,969
Issued in reinvestment of distributions	54,707	934,935	29,735	377,935
Redeemed	(33,337)	(655,225)	(125,695)	(2,228,577)
	31,215	475,427	(76,587)	(1,503,673)
Net increase (decrease)	40,344	$648,009	(76,499)	$(1,502,276)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,453,620	$137,593	—
Exchange-Traded Funds	71,034	—	—
Temporary Cash Investments - Securities Lending Collateral	4,727	—	—
	$5,529,381	$137,593	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$391	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $105,670.
The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $391 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,291 in net realized gain (loss) on forward foreign currency exchange contract transactions and $175 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,496,491
Gross tax appreciation of investments	$3,193,054
Gross tax depreciation of investments	(22,571)
Net tax appreciation (depreciation) of investments	$3,170,483

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$20.91	(0.01)	2.46	2.45	—	(3.80)	(3.80)	$19.56	14.25%	0.79%(4)	1.00%(4)	(0.14)%(4)	(0.35)%(4)	25%	$189
2020	$17.05	0.01	5.11	5.12	(0.07)	(1.19)	(1.26)	$20.91	34.87%	0.81%	1.01%	0.04%	(0.16)%	48%	$12
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
Class II
2021(3)	$20.87	(0.03)	2.45	2.42	—	(3.80)	(3.80)	$19.49	14.14%	0.94%(4)	1.15%(4)	(0.29)%(4)	(0.50)%(4)	25%	$5,507
2020	$17.02	(0.02)	5.12	5.10	(0.06)	(1.19)	(1.25)	$20.87	34.67%	0.96%	1.16%	(0.11)%	(0.31)%	48%	$5,244
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.10%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Class I unified fee will be reduced from 1.00% to 0.80%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by
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the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
21

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

22

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92984 2108

Semiannual Report

June 30, 2021

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.7%
Other Assets and Liabilities	(1.7)%

Top Five Countries	% of net assets
France	16.6%
Japan	12.1%
United Kingdom	11.3%
Netherlands	6.6%
Switzerland	6.2%

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,067.70	$5.38	1.05%
Class II	$1,000	$1,067.70	$6.15	1.20%
Hypothetical
Class I	$1,000	$1,019.59	$5.26	1.05%
Class II	$1,000	$1,018.84	$6.01	1.20%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 99.9%
Australia — 2.2%
Atlassian Corp. plc, Class A(1)	5,510	$1,415,298
CSL Ltd.	17,210	3,680,676
		5,095,974
Belgium — 1.3%
KBC Group NV	38,850	2,966,249
Brazil — 0.7%
Magazine Luiza SA	356,048	1,514,017
Canada — 4.4%
Canada Goose Holdings, Inc.(1)(2)	41,220	1,801,629
Canadian Pacific Railway Ltd.	33,780	2,597,539
First Quantum Minerals Ltd.	54,080	1,246,423
GFL Environmental, Inc.	47,005	1,500,400
Shopify, Inc., Class A(1)	930	1,360,091
Toronto-Dominion Bank (The)	23,620	1,655,267
		10,161,349
China — 3.4%
ANTA Sports Products Ltd.	70,000	1,642,950
GDS Holdings Ltd., ADR(1)	14,990	1,176,565
Huazhu Group Ltd., ADR(1)	24,070	1,271,137
Tencent Holdings Ltd.	12,400	933,627
Tencent Music Entertainment Group, ADR(1)	51,150	791,802
Wuxi Biologics Cayman, Inc.(1)	116,500	2,133,148
		7,949,229
Denmark — 4.3%
Carlsberg A/S, B Shares	16,340	3,049,304
DSV Panalpina A/S	7,697	1,796,772
Novo Nordisk A/S, B Shares	41,200	3,448,795
Orsted AS	6,510	913,753
Pandora A/S	5,930	800,039
		10,008,663
Finland — 1.2%
Neste Oyj	46,120	2,829,095
France — 16.6%
Air Liquide SA	18,620	3,265,016
Airbus SE(1)	16,490	2,124,782
Capgemini SE	18,550	3,567,413
Dassault Systemes SE	9,300	2,257,074
Edenred	50,347	2,870,621
Iliad SA(2)	5,850	857,132
L'Oreal SA	3,170	1,415,702
LVMH Moet Hennessy Louis Vuitton SE	7,420	5,836,993
Pernod Ricard SA	9,420	2,093,711
Safran SA	24,900	3,455,695
Schneider Electric SE	26,230	4,135,016
Teleperformance	7,700	3,126,891
4

	Shares	Value
Valeo SA	69,970	$2,110,540
Vivendi SE(2)	37,970	1,275,759
		38,392,345
Germany — 5.9%
Brenntag SE	11,080	1,031,242
Daimler AG	31,840	2,845,177
Infineon Technologies AG	68,023	2,736,107
Knorr-Bremse AG	6,882	791,819
Muenchener Rueckversicherungs-Gesellschaft AG	6,710	1,838,947
Puma SE	26,910	3,211,733
Zalando SE(1)	8,880	1,073,947
		13,528,972
Hong Kong — 3.3%
AIA Group Ltd.	330,200	4,096,321
Sands China Ltd.(1)	227,200	956,320
Techtronic Industries Co. Ltd.	153,000	2,666,326
		7,718,967
India — 1.1%
HDFC Bank Ltd.	128,690	2,599,261
Indonesia — 0.5%
Bank Central Asia Tbk PT	562,100	1,169,001
Ireland — 4.2%
CRH plc	52,370	2,648,420
ICON plc(1)	9,670	1,998,886
Kerry Group plc, A Shares	18,170	2,540,358
Ryanair Holdings plc, ADR(1)	23,960	2,592,711
		9,780,375
Israel — 0.4%
Kornit Digital Ltd.(1)	7,910	983,450
Italy — 2.6%
Ferrari NV	9,940	2,052,075
Prysmian SpA	25,850	927,655
Stellantis NV	152,686	3,002,840
		5,982,570
Japan — 12.1%
FANUC Corp.	11,200	2,685,735
Hoya Corp.	20,200	2,671,861
Keyence Corp.	7,800	3,928,260
Kobe Bussan Co. Ltd.	37,600	1,184,642
MonotaRO Co. Ltd.	74,900	1,764,989
Obic Co. Ltd.	11,900	2,213,152
Olympus Corp.	77,900	1,549,503
Pan Pacific International Holdings Corp.	83,400	1,734,301
Recruit Holdings Co. Ltd.	96,300	4,722,433
Sony Group Corp.	35,900	3,481,123
Terumo Corp.	48,100	1,948,169
		27,884,168
Mexico — 1.0%
Cemex SAB de CV, ADR(1)	286,240	2,404,416
Netherlands — 6.6%
Adyen NV(1)	1,598	3,918,822
Akzo Nobel NV	10,910	1,350,885
5

	Shares	Value
ASML Holding NV	9,940	$6,861,774
ING Groep NV(1)	239,810	3,183,322
		15,314,803
Singapore — 1.1%
Sea Ltd., ADR(1)	8,880	2,438,448
Spain — 4.8%
Amadeus IT Group SA(1)	32,076	2,261,249
CaixaBank SA	640,260	1,971,172
Cellnex Telecom SA	56,596	3,609,763
Iberdrola SA	259,471	3,164,160
		11,006,344
Sweden — 3.4%
Epiroc AB, A Shares	79,490	1,809,483
Hexagon AB, B Shares	202,660	3,002,686
Telefonaktiebolaget LM Ericsson, B Shares	245,550	3,087,522
		7,899,691
Switzerland — 6.2%
Lonza Group AG	5,470	3,877,992
Partners Group Holding AG	2,170	3,289,604
SIG Combibloc Group AG(1)	20,998	571,743
Sika AG	9,731	3,188,242
Zur Rose Group AG(1)	3,950	1,512,601
Zurich Insurance Group AG	4,930	1,980,209
		14,420,391
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	93,000	2,003,037
Thailand — 0.4%
Kasikornbank PCL	227,900	844,346
United Kingdom — 11.3%
Ashtead Group plc	55,870	4,152,721
ASOS plc(1)	45,018	3,093,789
Associated British Foods plc	57,190	1,755,552
AstraZeneca plc	43,800	5,262,313
Barratt Developments plc	123,330	1,187,506
Burberry Group plc(1)	48,820	1,396,212
Carnival plc(1)	25,990	596,571
Halma plc	30,730	1,144,853
HSBC Holdings plc	702,400	4,050,720
Ocado Group plc(1)	24,025	665,682
Whitbread plc(1)	63,970	2,765,289
		26,071,208
TOTAL COMMON STOCKS (Cost $148,439,129)		230,966,369
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $120,960), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $118,583)		118,583
State Street Institutional U.S. Government Money Market Fund, Premier Class	59,200	59,200
TOTAL TEMPORARY CASH INVESTMENTS (Cost $177,783)		177,783
6

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,973,721)	3,973,721	$3,973,721
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $152,590,633)		235,117,873
OTHER ASSETS AND LIABILITIES — (1.7)%		(3,868,821)
TOTAL NET ASSETS — 100.0%		$231,249,052

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.9%
Consumer Discretionary	18.6%
Industrials	18.6%
Financials	12.8%
Health Care	11.6%
Materials	6.2%
Consumer Staples	5.8%
Communication Services	4.4%
Utilities	1.8%
Energy	1.2%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.7%
Other Assets and Liabilities	(1.7)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,916,450. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,112,255, which includes securities collateral of $138,534.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $148,616,912) — including $3,916,450 of securities on loan	$231,144,152
Investment made with cash collateral received for securities on loan, at value (cost of $3,973,721)	3,973,721
Total investment securities, at value (cost of $152,590,633)	235,117,873
Foreign currency holdings, at value (cost of $11,230)	11,174
Receivable for investments sold	1,202,226
Receivable for capital shares sold	112,943
Dividends and interest receivable	447,215
Securities lending receivable	8,558
Other assets	10,890
236,910,879

Liabilities
Payable for collateral received for securities on loan	3,973,721
Payable for investments purchased	1,176,035
Payable for capital shares redeemed	200,107
Accrued management fees	202,747
Distribution fees payable	10,542
Accrued foreign taxes	98,675
5,661,827

Net Assets	$231,249,052

Net Assets Consist of:
Capital (par value and paid-in surplus)	$132,654,098
Distributable earnings	98,594,954
$231,249,052

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$180,442,595	12,366,405	$14.59
Class II, $0.01 Par Value	$50,806,457	3,485,192	$14.58

See Notes to Financial Statements.

8

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $198,472)	$1,818,880
Securities lending, net	12,346
Interest	111
1,831,337

Expenses:
Management fees	1,560,920
Distribution fees - Class II	61,616
Directors' fees and expenses	2,867
Other expenses	13,142
1,638,545
Fees waived(1)	(407,530)
1,231,015

Net investment income (loss)	600,322

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $2,097)	16,105,931
Foreign currency translation transactions	(26,452)
16,079,479

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $11,959)	(1,645,826)
Translation of assets and liabilities in foreign currencies	(12,535)
(1,658,361)

Net realized and unrealized gain (loss)	14,421,118

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,021,440

(1)Amount consists of $318,802 and $88,728 for Class I and Class II, respectively.

See Notes to Financial Statements.
9

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$600,322	$329,085
Net realized gain (loss)	16,079,479	6,052,265
Change in net unrealized appreciation (depreciation)	(1,658,361)	39,146,084
Net increase (decrease) in net assets resulting from operations	15,021,440	45,527,434

Distributions to Shareholders
From earnings:
Class I	(5,364,716)	(2,664,308)
Class II	(1,428,046)	(743,306)
Decrease in net assets from distributions	(6,792,762)	(3,407,614)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(736,993)	(2,683,549)

Net increase (decrease) in net assets	7,491,685	39,436,271

Net Assets
Beginning of period	223,757,367	184,321,096
End of period	$231,249,052	$223,757,367

See Notes to Financial Statements.

10

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

11

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,973,721	—	—	—	$3,973,721
Gross amount of recognized liabilities for securities lending transactions					$3,973,721
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.36% of the fund’s management fee. Effective August 1, 2021, the investment advisor agreed to decrease the amount of the waiver from 0.36% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

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The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	1.00% to 1.50%	1.40%	1.04%
Class II	0.90% to 1.40%	1.30%	0.94%
*Effective August 1, 2021, the annual management fee schedule will range from 1.00% to 1.06% for Class I and 0.90% to 0.96% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $4,383 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(77) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $45,895,756 and $52,232,918, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	394,918	$5,669,022	2,026,375	$23,101,939
Issued in reinvestment of distributions	390,729	5,364,716	316,051	2,664,308
Redeemed	(876,005)	(12,622,014)	(2,327,313)	(26,433,902)
	(90,358)	(1,588,276)	15,113	(667,655)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	158,242	2,269,884	319,855	3,756,589
Issued in reinvestment of distributions	104,085	1,428,046	88,174	743,306
Redeemed	(198,481)	(2,846,647)	(576,948)	(6,515,789)
	63,846	851,283	(168,919)	(2,015,894)
Net increase (decrease)	(26,512)	$(736,993)	(153,806)	$(2,683,549)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$1,415,298	$3,680,676	—
Canada	1,500,400	8,660,949	—
China	3,239,504	4,709,725	—
Ireland	4,591,597	5,188,778	—
Israel	983,450	—	—
Mexico	2,404,416	—	—
Singapore	2,438,448	—	—
Other Countries	—	192,153,128	—
Temporary Cash Investments	59,200	118,583	—
Temporary Cash Investments - Securities Lending Collateral	3,973,721	—	—
	$20,606,034	$214,511,839	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$153,094,605
Gross tax appreciation of investments	$83,150,821
Gross tax depreciation of investments	(1,127,553)
Net tax appreciation (depreciation) of investments	$82,023,268

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$14.10	0.04	0.88	0.92	(0.02)	(0.41)	(0.43)	$14.59	6.77%	1.05%(4)	1.41%(4)	0.57%(4)	0.21%(4)	20%	$180,443
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	—	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
Class II
2021(3)	$14.07	0.03	0.89	0.92	—(5)	(0.41)	(0.41)	$14.58	6.77%	1.20%(4)	1.56%(4)	0.42%(4)	0.06%(4)	20%	$50,806
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	—	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.29%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified
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management fee of 0.10% (e.g., the Class I unified fee will be reduced from 1.35% to 0.96%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

24

Contact Us	americancentury.com
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92978 2108

Semiannual Report

June 30, 2021

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.1%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Pharmaceuticals	8.0%
Banks	7.7%
Health Care Equipment and Supplies	7.3%
Oil, Gas and Consumable Fuels	5.4%
Electric Utilities	5.3%
2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,137.20	$3.66	0.69%
Class II	$1,000	$1,136.50	$4.45	0.84%
Hypothetical
Class I	$1,000	$1,021.37	$3.46	0.69%
Class II	$1,000	$1,020.63	$4.21	0.84%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.1%
Aerospace and Defense — 2.8%
General Dynamics Corp.	5,158	$971,045
Raytheon Technologies Corp.	16,920	1,443,445
		2,414,490
Airlines — 0.5%
Southwest Airlines Co.(1)	9,050	480,465
Automobiles — 0.7%
Honda Motor Co. Ltd., ADR	20,310	653,576
Banks — 7.7%
JPMorgan Chase & Co.	18,286	2,844,205
Truist Financial Corp.	35,784	1,986,012
U.S. Bancorp	33,756	1,923,079
		6,753,296
Beverages — 1.6%
PepsiCo, Inc.	9,626	1,426,284
Building Products — 0.6%
Johnson Controls International plc	7,168	491,940
Capital Markets — 5.3%
Ameriprise Financial, Inc.	3,472	864,111
Bank of New York Mellon Corp. (The)	55,854	2,861,401
Northern Trust Corp.	8,141	941,262
		4,666,774
Commercial Services and Supplies — 0.9%
Republic Services, Inc.	6,808	748,948
Communications Equipment — 3.8%
Cisco Systems, Inc.	45,626	2,418,178
F5 Networks, Inc.(1)	4,919	918,181
		3,336,359
Containers and Packaging — 1.0%
Sonoco Products Co.	13,511	903,886
Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B(1)	12,058	3,351,159
Diversified Telecommunication Services — 3.5%
Verizon Communications, Inc.	54,639	3,061,423
Electric Utilities — 5.3%
Duke Energy Corp.	9,860	973,379
Eversource Energy	9,299	746,152
Pinnacle West Capital Corp.	19,891	1,630,465
Xcel Energy, Inc.	20,094	1,323,793
		4,673,789
Electrical Equipment — 3.5%
Emerson Electric Co.	22,811	2,195,331
nVent Electric plc	27,871	870,690
		3,066,021
Electronic Equipment, Instruments and Components — 0.8%
TE Connectivity Ltd.	4,979	673,211
4

	Shares	Value
Energy Equipment and Services — 0.8%
Baker Hughes Co.	28,833	$659,411
Entertainment — 1.1%
Walt Disney Co. (The)(1)	5,266	925,605
Equity Real Estate Investment Trusts (REITs) — 1.1%
Healthpeak Properties, Inc.	28,643	953,525
Food and Staples Retailing — 2.1%
Koninklijke Ahold Delhaize NV	24,031	715,632
Walmart, Inc.	8,048	1,134,929
		1,850,561
Food Products — 2.8%
Conagra Brands, Inc.	23,143	841,942
Danone SA	6,449	453,719
Mondelez International, Inc., Class A	19,059	1,190,044
		2,485,705
Health Care Equipment and Supplies — 7.3%
Becton Dickinson and Co.	5,509	1,339,734
Medtronic plc	31,181	3,870,498
Zimmer Biomet Holdings, Inc.	7,636	1,228,021
		6,438,253
Health Care Providers and Services — 4.7%
Cigna Corp.	4,262	1,010,392
CVS Health Corp.	11,640	971,242
McKesson Corp.	3,457	661,117
Quest Diagnostics, Inc.	5,016	661,961
Universal Health Services, Inc., Class B	5,531	809,904
		4,114,616
Health Care Technology — 1.8%
Cerner Corp.	19,997	1,562,966
Household Products — 2.5%
Colgate-Palmolive Co.	9,243	751,918
Kimberly-Clark Corp.	5,660	757,195
Procter & Gamble Co. (The)	5,219	704,200
		2,213,313
Industrial Conglomerates — 1.5%
Siemens AG	8,253	1,310,400
Insurance — 5.1%
Aflac, Inc.	23,408	1,256,073
Allstate Corp. (The)	6,965	908,514
Chubb Ltd.	9,967	1,584,155
MetLife, Inc.	12,576	752,674
		4,501,416
IT Services — 1.0%
Automatic Data Processing, Inc.	4,355	864,990
Multiline Retail — 1.5%
Dollar Tree, Inc.(1)	13,321	1,325,440
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.	19,548	2,047,458
ConocoPhillips	23,502	1,431,272
TotalEnergies SE, ADR	28,570	1,293,078
		4,771,808
Paper and Forest Products — 0.7%
Mondi plc	22,802	600,337
5

	Shares	Value
Personal Products — 2.5%
Unilever plc, ADR	36,859	$2,156,251
Pharmaceuticals — 8.0%
Johnson & Johnson	24,340	4,009,772
Merck & Co., Inc.	22,559	1,754,413
Pfizer, Inc.	16,757	656,204
Roche Holding AG	1,620	610,477
		7,030,866
Road and Rail — 0.8%
Norfolk Southern Corp.	2,788	739,963
Semiconductors and Semiconductor Equipment — 1.5%
Texas Instruments, Inc.	6,857	1,318,601
Software — 1.5%
Oracle Corp. (New York)	17,212	1,339,782
Specialty Retail — 1.6%
Advance Auto Parts, Inc.	7,006	1,437,211
TOTAL COMMON STOCKS (Cost $68,118,312)		85,302,641
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $808,727), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $792,838)		792,838
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $1,347,437), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $1,321,001)		1,321,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	395,804	395,804
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,509,642)		2,509,642
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $70,627,954)		87,812,283
OTHER ASSETS AND LIABILITIES — 0.1%		71,850
TOTAL NET ASSETS — 100.0%		$87,884,133

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	32,280	USD	35,188	Morgan Stanley	9/30/21	$(218)
USD	552,670	CHF	507,069	Morgan Stanley	9/30/21	3,340
USD	3,201,969	EUR	2,684,527	Credit Suisse AG	9/30/21	12,939
GBP	60,649	USD	84,489	JPMorgan Chase Bank N.A.	9/30/21	(576)
USD	2,487,593	GBP	1,787,141	JPMorgan Chase Bank N.A.	9/30/21	14,945
USD	545,233	JPY	60,301,666	Bank of America N.A.	9/30/21	2,024
USD	16,153	JPY	1,784,392	Bank of America N.A.	9/30/21	79
						$32,533
6

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
7

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $70,627,954)	$87,812,283
Receivable for investments sold	280,402
Receivable for capital shares sold	29,604
Unrealized appreciation on forward foreign currency exchange contracts	33,327
Dividends and interest receivable	152,390
88,308,006

Liabilities
Payable for investments purchased	359,763
Payable for capital shares redeemed	5,013
Unrealized depreciation on forward foreign currency exchange contracts	794
Accrued management fees	43,435
Distribution fees payable	14,868
423,873

Net Assets	$87,884,133

Net Assets Consist of:
Capital (par value and paid-in surplus)	$68,259,408
Distributable earnings	19,624,725
$87,884,133

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$15,245,017	830,579	$18.35
Class II, $0.01 Par Value	$72,639,116	3,891,651	$18.67

See Notes to Financial Statements.
8

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,461)	$967,465
Interest	108
967,573

Expenses:
Management fees	304,440
Distribution fees - Class II	82,269
Directors' fees and expenses	973
387,682
Fees waived(1)	(66,419)
321,263

Net investment income (loss)	646,310

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,025,365
Forward foreign currency exchange contract transactions	69,644
Foreign currency translation transactions	934
4,095,943

Change in net unrealized appreciation (depreciation) on:
Investments	4,825,108
Forward foreign currency exchange contracts	62,740
Translation of assets and liabilities in foreign currencies	(297)
4,887,551

Net realized and unrealized gain (loss)	8,983,494

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,629,804

(1)Amount consists of $10,476 and $55,943 for Class I and Class II, respectively.

See Notes to Financial Statements.
9

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$646,310	$1,130,820
Net realized gain (loss)	4,095,943	(1,214,152)
Change in net unrealized appreciation (depreciation)	4,887,551	2,814,929
Net increase (decrease) in net assets resulting from operations	9,629,804	2,731,597

Distributions to Shareholders
From earnings:
Class I	(88,841)	(274,197)
Class II	(394,051)	(1,145,260)
Decrease in net assets from distributions	(482,892)	(1,419,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	8,678,081	8,353,706

Net increase (decrease) in net assets	17,824,993	9,665,846

Net Assets
Beginning of period	70,059,140	60,393,294
End of period	$87,884,133	$70,059,140

See Notes to Financial Statements.
10

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

11

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

12

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.17% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to decrease the amount of the waiver from 0.17% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	0.70% to 0.90%	0.86%	0.69%
Class II	0.60% to 0.80%	0.76%	0.59%
*Effective August 1, 2021, the annual management fee schedule will range from 0.70% to 0.83% for Class I and 0.60% to 0.73% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $76,241 and there were no interfund sales.
13

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $25,797,156 and $18,429,474, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	231,534	$4,292,457	255,420	$3,708,366
Issued in reinvestment of distributions	4,896	88,841	21,116	274,197
Redeemed	(109,181)	(1,884,756)	(280,051)	(4,009,123)
	127,249	2,496,542	(3,515)	(26,560)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	526,653	9,491,759	897,950	13,064,952
Issued in reinvestment of distributions	21,370	394,051	86,784	1,145,260
Redeemed	(206,448)	(3,704,271)	(386,595)	(5,829,946)
	341,575	6,181,539	598,139	8,380,266
Net increase (decrease)	468,824	$8,678,081	594,624	$8,353,706

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

14

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$81,612,076	$3,690,565	—
Temporary Cash Investments	395,804	2,113,838	—
	$82,007,880	$5,804,403	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$33,327	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$794	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,957,494.

The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $33,327 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $794 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $69,644 in net realized gain (loss) on forward foreign currency exchange contract transactions and $62,740 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

15

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$71,678,256
Gross tax appreciation of investments	$16,183,518
Gross tax depreciation of investments	(49,491)
Net tax appreciation (depreciation) of investments	$16,134,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2020, the fund had accumulated short-term capital losses of $(446,990) and accumulated long-term capital losses of $(99,084), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of December 31, 2020, the fund had late-year ordinary loss deferrals of $(176,463), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
16

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$16.24	0.15	2.08	2.23	(0.12)	—	(0.12)	$18.35	13.72%	0.69%(4)	0.86%(4)	1.79%(4)	1.62%(4)	24%	$15,245
2020	$16.29	0.30	0.02	0.32	(0.25)	(0.12)	(0.37)	$16.24	2.62%	0.74%	0.90%	2.07%	1.91%	77%	$11,424
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
Class II
2021(3)	$16.52	0.15	2.10	2.25	(0.10)	—	(0.10)	$18.67	13.65%	0.84%(4)	1.01%(4)	1.64%(4)	1.47%(4)	24%	$72,639
2020	$16.56	0.28	0.03	0.31	(0.23)	(0.12)	(0.35)	$16.52	2.49%	0.89%	1.05%	1.92%	1.76%	77%	$58,635
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.07%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Class I unified fee will be reduced from 0.90% to 0.73%) for at
21

least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
22

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92982 2108

Semiannual Report

June 30, 2021

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Health Care Providers and Services	8.8%
Capital Markets	7.8%
Insurance	6.8%
Health Care Equipment and Supplies	5.5%
Electrical Equipment	5.2%
2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,157.70	$4.49	0.84%
Class II	$1,000	$1,156.40	$5.29	0.99%
Hypothetical
Class I	$1,000	$1,020.63	$4.21	0.84%
Class II	$1,000	$1,019.89	$4.96	0.99%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 2.7%
BAE Systems plc	1,042,458	$7,532,820
General Dynamics Corp.	50,981	9,597,683
Textron, Inc.	35,078	2,412,314
		19,542,817
Airlines — 1.6%
Southwest Airlines Co.(1)	219,182	11,636,372
Auto Components — 1.6%
BorgWarner, Inc.	161,979	7,862,461
Bridgestone Corp.	80,000	3,636,189
		11,498,650
Automobiles — 1.0%
Honda Motor Co. Ltd., ADR	229,371	7,381,159
Banks — 4.3%
Commerce Bancshares, Inc.	24,269	1,809,497
Eastern Bankshares, Inc.	41,173	846,928
First Hawaiian, Inc.	137,476	3,896,070
M&T Bank Corp.	48,100	6,989,411
Prosperity Bancshares, Inc.	54,630	3,922,434
Truist Financial Corp.	170,998	9,490,389
Westamerica Bancorporation	71,363	4,141,195
		31,095,924
Building Products — 0.6%
Johnson Controls International plc	60,758	4,169,822
Capital Markets — 7.8%
Ameriprise Financial, Inc.	36,116	8,988,550
Bank of New York Mellon Corp. (The)	354,408	18,156,322
Northern Trust Corp.	135,418	15,657,029
State Street Corp.	57,086	4,697,036
T. Rowe Price Group, Inc.	42,084	8,331,370
		55,830,307
Chemicals — 0.9%
Axalta Coating Systems Ltd.(1)	198,703	6,058,454
Commercial Services and Supplies — 1.3%
Republic Services, Inc.	83,170	9,149,532
Communications Equipment — 1.7%
F5 Networks, Inc.(1)	38,790	7,240,541
Juniper Networks, Inc.	174,617	4,775,775
		12,016,316
Containers and Packaging — 3.0%
Amcor plc	321,061	3,679,359
Packaging Corp. of America	35,223	4,769,899
Sonoco Products Co.	194,894	13,038,408
		21,487,666
Distributors — 0.4%
Genuine Parts Co.	21,872	2,766,152
4

	Shares	Value
Electric Utilities — 4.7%
Edison International	210,197	$12,153,590
Evergy, Inc.	64,085	3,872,657
Eversource Energy	52,124	4,182,430
Pinnacle West Capital Corp.	138,466	11,350,058
Xcel Energy, Inc.	27,660	1,822,241
		33,380,976
Electrical Equipment — 5.2%
Emerson Electric Co.	156,246	15,037,115
Hubbell, Inc.	49,851	9,314,161
nVent Electric plc	410,149	12,813,055
		37,164,331
Electronic Equipment, Instruments and Components — 0.5%
TE Connectivity Ltd.	27,890	3,771,007
Energy Equipment and Services — 0.8%
Baker Hughes Co.	252,087	5,765,230
Equity Real Estate Investment Trusts (REITs) — 5.1%
Equinix, Inc.	6,412	5,146,271
Essex Property Trust, Inc.	21,860	6,558,219
Healthcare Trust of America, Inc., Class A	221,644	5,917,895
Healthpeak Properties, Inc.	269,594	8,974,784
MGM Growth Properties LLC, Class A	209,248	7,662,662
Weyerhaeuser Co.	66,050	2,273,441
		36,533,272
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	430,511	12,820,424
Sysco Corp.	50,337	3,913,702
		16,734,126
Food Products — 4.8%
Conagra Brands, Inc.	380,582	13,845,573
General Mills, Inc.	71,373	4,348,757
J.M. Smucker Co. (The)	45,785	5,932,362
Kellogg Co.	73,327	4,717,126
Orkla ASA	531,758	5,419,222
		34,263,040
Gas Utilities — 1.5%
Atmos Energy Corp.	57,855	5,560,444
Spire, Inc.	75,860	5,482,402
		11,042,846
Health Care Equipment and Supplies — 5.5%
Baxter International, Inc.	48,481	3,902,720
Becton Dickinson and Co.	30,911	7,517,246
Envista Holdings Corp.(1)	84,198	3,638,196
Koninklijke Philips NV	62,686	3,115,494
Zimmer Biomet Holdings, Inc.	133,697	21,501,152
		39,674,808
Health Care Providers and Services — 8.8%
Cardinal Health, Inc.	203,327	11,607,938
Centene Corp.(1)	72,890	5,315,868
Henry Schein, Inc.(1)	143,454	10,642,852
McKesson Corp.	44,030	8,420,297
Quest Diagnostics, Inc.	102,175	13,484,035
5

	Shares	Value
Universal Health Services, Inc., Class B	91,972	$13,467,460
		62,938,450
Health Care Technology — 1.9%
Cerner Corp.	173,822	13,585,927
Hotels, Restaurants and Leisure — 1.0%
Sodexo SA(1)	77,821	7,273,122
Household Products — 0.9%
Kimberly-Clark Corp.	47,951	6,414,885
Insurance — 6.8%
Aflac, Inc.	209,114	11,221,057
Allstate Corp. (The)	45,114	5,884,670
Arthur J. Gallagher & Co.	20,275	2,840,122
Chubb Ltd.	90,073	14,316,203
Hartford Financial Services Group, Inc. (The)	55,580	3,444,293
Reinsurance Group of America, Inc.	95,722	10,912,308
		48,618,653
IT Services — 1.0%
Amdocs Ltd.	52,777	4,082,829
Euronet Worldwide, Inc.(1)	22,670	3,068,384
		7,151,213
Leisure Products — 0.7%
Polaris, Inc.	34,946	4,786,204
Machinery — 3.2%
Crane Co.	48,076	4,440,780
Cummins, Inc.	14,733	3,592,053
IMI plc	148,249	3,528,269
Oshkosh Corp.	49,725	6,197,724
PACCAR, Inc.	57,581	5,139,104
		22,897,930
Media — 1.3%
Fox Corp., Class B	267,198	9,405,370
Multi-Utilities — 1.4%
NorthWestern Corp.	167,675	10,097,388
Multiline Retail — 1.3%
Dollar Tree, Inc.(1)	96,776	9,629,212
Oil, Gas and Consumable Fuels — 3.8%
Cimarex Energy Co.	47,660	3,452,967
ConocoPhillips	209,699	12,770,669
Devon Energy Corp.	128,382	3,747,471
Pioneer Natural Resources Co.	42,453	6,899,461
		26,870,568
Paper and Forest Products — 1.5%
Mondi plc	397,783	10,472,939
Road and Rail — 0.7%
Heartland Express, Inc.	275,503	4,719,366
Software — 1.5%
CDK Global, Inc.	90,652	4,504,498
Open Text Corp.	118,200	6,004,560
		10,509,058
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	69,202	14,196,098
Technology Hardware, Storage and Peripherals — 1.1%
HP, Inc.	266,985	8,060,277
6

	Shares	Value
Thrifts and Mortgage Finance — 0.3%
Capitol Federal Financial, Inc.	195,831	$2,306,889
Trading Companies and Distributors — 1.8%
Beacon Roofing Supply, Inc.(1)	42,228	2,248,641
MSC Industrial Direct Co., Inc., Class A	117,396	10,533,943
		12,782,584
TOTAL COMMON STOCKS (Cost $547,020,155)		703,678,940
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $3,745,099), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $3,671,521)		3,671,520
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $6,242,465), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $6,120,003)		6,120,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,832,911	1,832,911
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,624,431)		11,624,431
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $558,644,586)		715,303,371
OTHER ASSETS AND LIABILITIES — 0.1%		980,496
TOTAL NET ASSETS — 100.0%		$716,283,867

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,229,195	EUR	16,121,732	Credit Suisse AG	9/30/21	$77,706
USD	465,932	EUR	390,022	Credit Suisse AG	9/30/21	2,613
GBP	453,791	USD	628,599	JPMorgan Chase Bank N.A.	9/30/21	(744)
USD	19,008,476	GBP	13,656,103	JPMorgan Chase Bank N.A.	9/30/21	114,199
USD	6,573,312	JPY	726,995,158	Bank of America N.A.	9/30/21	24,401
NOK	1,093,586	USD	128,791	UBS AG	9/30/21	(1,739)
USD	4,840,054	NOK	41,545,258	UBS AG	9/30/21	13,351
						$229,787

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
7

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $558,644,586)	$715,303,371
Receivable for investments sold	993,759
Receivable for capital shares sold	306,503
Unrealized appreciation on forward foreign currency exchange contracts	232,270
Dividends and interest receivable	1,280,472
718,116,375

Liabilities
Payable for investments purchased	721,832
Payable for capital shares redeemed	541,930
Unrealized depreciation on forward foreign currency exchange contracts	2,483
Accrued management fees	455,107
Distribution fees payable	111,156
1,832,508

Net Assets	$716,283,867

Net Assets Consist of:
Capital (par value and paid-in surplus)	$512,073,578
Distributable earnings	204,210,289
$716,283,867

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$180,732,598	7,627,322	$23.70
Class II, $0.01 Par Value	$535,551,269	22,582,250	$23.72

See Notes to Financial Statements.

8

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $110,647)	$7,682,644
Securities lending, net	22,329
Interest	1,062
7,706,035

Expenses:
Management fees	3,129,237
Distribution fees - Class II	629,790
Directors' fees and expenses	8,479
Other expenses	43
3,767,549
Fees waived(1)	(540,984)
3,226,565

Net investment income (loss)	4,479,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	65,766,349
Forward foreign currency exchange contract transactions	67,706
Foreign currency translation transactions	11,206
65,845,261

Change in net unrealized appreciation (depreciation) on:
Investments	24,446,622
Forward foreign currency exchange contracts	542,764
Translation of assets and liabilities in foreign currencies	(961)
24,988,425

Net realized and unrealized gain (loss)	90,833,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,313,156

(1)Amount consists of $137,919 and $403,065 for Class I and Class II, respectively.

See Notes to Financial Statements.
9

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$4,479,470	$8,951,292
Net realized gain (loss)	65,845,261	(5,022,995)
Change in net unrealized appreciation (depreciation)	24,988,425	336,371
Net increase (decrease) in net assets resulting from operations	95,313,156	4,264,668

Distributions to Shareholders
From earnings:
Class I	(599,032)	(2,633,517)
Class II	(1,507,941)	(7,121,162)
Decrease in net assets from distributions	(2,106,973)	(9,754,679)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,780,042)	(40,681,619)

Net increase (decrease) in net assets	91,426,141	(46,171,630)

Net Assets
Beginning of period	624,857,726	671,029,356
End of period	$716,283,867	$624,857,726

See Notes to Financial Statements.
10

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

11

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.16% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to decrease the amount of the waiver from 0.16% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended June 30, 2021 are as follows:

	Annual Management Fee*	Effective Annual Management Fee After Waiver
Class I	1.00%	0.84%
Class II	0.90%	0.74%
*Effective August 1, 2021 the annual management fee will be 0.85% for Class I and 0.75% for Class II.

13

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $352 and $1,009,349, respectively. The effect of interfund transactions on the Statement of Operations was $174,222 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $232,911,679 and $231,753,759, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	602,733	$13,734,738	1,747,991	$30,163,897
Issued in reinvestment of distributions	24,818	585,347	145,981	2,560,459
Redeemed	(737,357)	(16,607,630)	(2,529,209)	(45,495,197)
	(109,806)	(2,287,545)	(635,237)	(12,770,841)
Class II/Shares Authorized	225,000,000		225,000,000
Sold	1,820,294	42,941,845	2,587,598	43,552,804
Issued in reinvestment of distributions	63,842	1,507,941	405,401	7,121,162
Redeemed	(1,952,580)	(43,942,283)	(4,398,140)	(78,584,744)
	(68,444)	507,503	(1,405,141)	(27,910,778)
Net increase (decrease)	(178,250)	$(1,780,042)	(2,040,378)	$(40,681,619)

14

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$12,009,997	$7,532,820	—
Auto Components	7,862,461	3,636,189	—
Food and Staples Retailing	3,913,702	12,820,424	—
Food Products	28,843,818	5,419,222	—
Hotels, Restaurants and Leisure	—	7,273,122	—
Machinery	19,369,661	3,528,269	—
Paper and Forest Products	—	10,472,939	—
Other Industries	580,996,316	—	—
Temporary Cash Investments	1,832,911	9,791,520	—
	$654,828,866	$60,474,505	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$232,270	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,483	—

15

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $53,423,333.

The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $232,270 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,483 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $67,706 in net realized gain (loss) on forward foreign currency exchange contract transactions and $542,764 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$568,789,706
Gross tax appreciation of investments	$149,506,921
Gross tax depreciation of investments	(2,993,256)
Net tax appreciation (depreciation) of investments	$146,513,665

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

As of December 31, 2020, the fund had accumulated short-term capital losses of $(6,813,337), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of December 31, 2020, the fund had late-year ordinary loss deferrals of $(1,954,737), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$20.55	0.16	3.07	3.23	(0.08)	—	(0.08)	$23.70	15.77%	0.84%(4)	1.00%(4)	1.44%(4)	1.28%(4)	35%	$180,733
2020	$20.68	0.30	(0.10)	0.20	(0.33)	—	(0.33)	$20.55	1.21%	0.85%	1.00%	1.69%	1.54%	72%	$158,968
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
Class II
2021(3)	$20.57	0.15	3.07	3.22	(0.07)	—	(0.07)	$23.72	15.64%	0.99%(4)	1.15%(4)	1.29%(4)	1.13%(4)	35%	$535,551
2020	$20.70	0.28	(0.10)	0.18	(0.31)	—	(0.31)	$20.57	1.11%	1.00%	1.15%	1.54%	1.39%	72%	$465,890
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such
21

results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period, at its benchmark for the three-year period, and above its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group
22

peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.15%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Class I unified fee will be reduced from 1.00% to 0.75%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
23

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

25

Notes
26

Notes

27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92983 2108

Semiannual Report

June 30, 2021

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Exchange-Traded Funds	0.5%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	(0.4)%

Top Five Industries*	% of net assets
IT Services	17.1%
Interactive Media and Services	12.8%
Technology Hardware, Storage and Peripherals	11.6%
Software	10.8%
Internet and Direct Marketing Retail	7.3%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,124.40	$4.16	0.79%
Class II	$1,000	$1,123.70	$4.95	0.94%
Hypothetical
Class I	$1,000	$1,020.88	$3.96	0.79%
Class II	$1,000	$1,020.13	$4.71	0.94%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 99.8%
Automobiles — 3.6%
Tesla, Inc.(1)	16,530	$11,235,441
Banks — 1.1%
JPMorgan Chase & Co.	16,150	2,511,971
U.S. Bancorp	15,510	883,605
		3,395,576
Beverages — 1.1%
Constellation Brands, Inc., Class A	14,590	3,412,455
Biotechnology — 2.8%
Biogen, Inc.(1)	10,050	3,480,013
Regeneron Pharmaceuticals, Inc.(1)	9,700	5,417,838
		8,897,851
Capital Markets — 1.3%
MSCI, Inc.	7,910	4,216,663
Chemicals — 0.3%
Ecolab, Inc.	5,130	1,056,626
Commercial Services and Supplies — 0.5%
Copart, Inc.(1)	10,740	1,415,854
Electrical Equipment — 0.7%
Acuity Brands, Inc.	5,280	987,519
Rockwell Automation, Inc.	4,410	1,261,348
		2,248,867
Electronic Equipment, Instruments and Components — 0.6%
Cognex Corp.	10,470	880,004
Keyence Corp.	2,000	1,007,246
		1,887,250
Entertainment — 3.1%
Netflix, Inc.(1)	8,820	4,658,812
Roku, Inc.(1)	4,550	2,089,587
Walt Disney Co. (The)(1)	16,980	2,984,575
		9,732,974
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	11,970	4,736,170
Health Care Equipment and Supplies — 5.6%
ABIOMED, Inc.(1)	1,680	524,345
DexCom, Inc.(1)	3,720	1,588,440
Edwards Lifesciences Corp.(1)	34,910	3,615,628
IDEXX Laboratories, Inc.(1)	5,080	3,208,274
Intuitive Surgical, Inc.(1)	9,220	8,479,081
		17,415,768
Health Care Providers and Services — 2.7%
UnitedHealth Group, Inc.	21,320	8,537,381
Hotels, Restaurants and Leisure — 3.5%
Chipotle Mexican Grill, Inc.(1)	3,620	5,612,231
Starbucks Corp.	33,120	3,703,147
Wingstop, Inc.	10,200	1,607,826
		10,923,204
4

	Shares	Value
Household Products — 1.0%
Colgate-Palmolive Co.	38,670	$3,145,804
Interactive Media and Services — 12.8%
Alphabet, Inc., Class A(1)	4,320	10,548,533
Alphabet, Inc., Class C(1)	5,290	13,258,433
Facebook, Inc., Class A(1)	40,870	14,210,907
Tencent Holdings Ltd.	28,000	2,108,189
		40,126,062
Internet and Direct Marketing Retail — 7.3%
Amazon.com, Inc.(1)	6,640	22,842,662
IT Services — 17.1%
Adyen NV(1)	1,880	4,610,379
Mastercard, Inc., Class A	35,200	12,851,168
Okta, Inc.(1)	6,890	1,685,845
PayPal Holdings, Inc.(1)	39,470	11,504,716
Shopify, Inc., Class A(1)	3,280	4,792,015
Square, Inc., Class A(1)	22,180	5,407,484
Visa, Inc., Class A	53,660	12,546,781
		53,398,388
Machinery — 1.7%
Donaldson Co., Inc.	11,040	701,371
Nordson Corp.	5,330	1,169,989
Westinghouse Air Brake Technologies Corp.	21,060	1,733,238
Yaskawa Electric Corp.	32,300	1,577,380
		5,181,978
Oil, Gas and Consumable Fuels — 0.6%
EOG Resources, Inc.	24,090	2,010,070
Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	15,270	4,857,082
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	15,600	2,542,020
Semiconductors and Semiconductor Equipment — 3.1%
Analog Devices, Inc.	19,990	3,441,478
Applied Materials, Inc.	21,450	3,054,480
Xilinx, Inc.	21,600	3,124,224
		9,620,182
Software — 10.8%
DocuSign, Inc.(1)	22,040	6,161,723
Fair Isaac Corp.(1)	2,600	1,306,968
Microsoft Corp.	68,500	18,556,650
Paycom Software, Inc.(1)	4,820	1,751,925
salesforce.com, Inc.(1)	18,480	4,514,110
Zscaler, Inc.(1)	7,580	1,637,735
		33,929,111
Technology Hardware, Storage and Peripherals — 11.6%
Apple, Inc.	265,800	36,403,968
Textiles, Apparel and Luxury Goods — 3.0%
lululemon athletica, Inc.(1)	11,110	4,054,817
NIKE, Inc., Class B	34,350	5,306,731
		9,361,548
TOTAL COMMON STOCKS (Cost $69,029,414)		312,530,955
5

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth ETF (Cost $1,483,705)	5,790	$1,571,869
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $99,418), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $97,465)		97,465
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $165,328), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $162,000)		162,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	48,657	48,657
TOTAL TEMPORARY CASH INVESTMENTS (Cost $308,122)		308,122
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $70,821,241)		314,410,946
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,358,862)
TOTAL NET ASSETS — 100.0%		$313,052,084

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,819,466	EUR	2,363,837	Credit Suisse AG	9/30/21	$11,394
USD	126,531	EUR	105,825	Credit Suisse AG	9/30/21	818
USD	897,985	JPY	99,315,300	Bank of America N.A.	9/30/21	3,333
						$15,545

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
6

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $70,821,241)	$314,410,946
Receivable for investments sold	320,017
Receivable for capital shares sold	47,282
Unrealized appreciation on forward foreign currency exchange contracts	15,545
Dividends and interest receivable	19,496
314,813,286

Liabilities
Payable for capital shares redeemed	1,538,335
Accrued management fees	180,313
Distribution fees payable	42,554
1,761,202

Net Assets	$313,052,084

Net Assets Consist of:
Capital (par value and paid-in surplus)	$53,325,866
Distributable earnings	259,726,218
$313,052,084

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$100,211,035	3,498,333	$28.65
Class II, $0.01 Par Value	$212,841,049	7,652,798	$27.81

See Notes to Financial Statements.
7

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $142)	$666,363
Interest	137
666,500

Expenses:
Management fees	1,377,443
Distribution fees - Class II	252,348
Directors' fees and expenses	3,727
Other expenses	752
1,634,270
Fees waived(1)	(310,460)
1,323,810

Net investment income (loss)	(657,310)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,256,105
Forward foreign currency exchange contract transactions	127,989
Foreign currency translation transactions	780
17,384,874

Change in net unrealized appreciation (depreciation) on:
Investments	18,445,166
Forward foreign currency exchange contracts	16,223
Translation of assets and liabilities in foreign currencies	(5)
18,461,384

Net realized and unrealized gain (loss)	35,846,258

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,188,948

(1)Amount consists of $98,488 and $211,972 for Class I and Class II, respectively.

See Notes to Financial Statements.
8

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$(657,310)	$(681,942)
Net realized gain (loss)	17,384,874	21,691,667
Change in net unrealized appreciation (depreciation)	18,461,384	80,057,806
Net increase (decrease) in net assets resulting from operations	35,188,948	101,067,531

Distributions to Shareholders
From earnings:
Class I	(6,448,663)	(5,711,976)
Class II	(14,540,645)	(15,862,119)
Decrease in net assets from distributions	(20,989,308)	(21,574,095)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,076,422	2,167,599

Net increase (decrease) in net assets	15,276,062	81,661,035

Net Assets
Beginning of period	297,776,022	216,114,987
End of period	$313,052,084	$297,776,022

See Notes to Financial Statements.
9

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
10

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

11

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.21% of the fund's management fee. Effective August 1, 2021, the stepped annual management fee schedule will be terminated, and the investment advisor agreed to decrease the amount of the waiver from 0.21% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.79%
Class II	0.80% to 0.90%	0.90%	0.69%
*Effective August 1, 2021 the annual management fee will be 0.89% for Class I and 0.79% for Class II.
Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $24,552,232 and $43,044,812, respectively.

12

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	401,800	$10,993,750	1,566,604	$35,506,039
Issued in reinvestment of distributions	256,204	6,448,663	374,065	5,711,976
Redeemed	(662,567)	(18,211,106)	(1,276,486)	(27,787,644)
	(4,563)	(768,693)	664,183	13,430,371
Class II/Shares Authorized	120,000,000		120,000,000
Sold	364,974	9,684,866	1,221,694	24,919,128
Issued in reinvestment of distributions	594,709	14,540,645	1,065,287	15,862,119
Redeemed	(839,168)	(22,380,396)	(2,405,689)	(52,044,019)
	120,515	1,845,115	(118,708)	(11,262,772)
Net increase (decrease)	115,952	$1,076,422	545,475	$2,167,599

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$303,227,761	$9,303,194	—
Exchange-Traded Funds	1,571,869	—	—
Temporary Cash Investments	48,657	259,465	—
	$304,848,287	$9,562,659	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$15,545	—

13

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,448,469.
The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $15,545 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $127,989 in net realized gain (loss) on forward foreign currency exchange contract transactions and $16,223 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$71,313,767
Gross tax appreciation of investments	$243,097,179
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$243,097,179

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

14

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$27.48	(0.05)	3.20	3.15	—	(1.98)	(1.98)	$28.65	12.44%	0.79%(4)	1.00%(4)	(0.34)%(4)	(0.55)%(4)	8%	$100,211
2020	$20.93	(0.04)	8.75	8.71	—	(2.16)	(2.16)	$27.48	49.85%	0.80%	1.00%	(0.18)%	(0.38)%	22%	$96,249
2019	$17.40	—(5)	5.67	5.67	—	(2.14)	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
2018	$19.34	—(5)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
Class II
2021(3)	$26.76	(0.06)	3.09	3.03	—	(1.98)	(1.98)	$27.81	12.37%	0.94%(4)	1.15%(4)	(0.49)%(4)	(0.70)%(4)	8%	$212,841
2020	$20.48	(0.07)	8.51	8.44	—	(2.16)	(2.16)	$26.76	49.55%	0.95%	1.15%	(0.33)%	(0.53)%	22%	$201,527
2019	$17.08	(0.03)	5.57	5.54	—	(2.14)	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

17

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such
18

results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group
19

peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.11%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Class I unified fee will be reduced from 1.00% to 0.79%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
20

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

21

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92980 2108

Semiannual Report

June 30, 2021

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	2.4%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	12.4%
Pharmaceuticals	8.3%
Oil, Gas and Consumable Fuels	7.4%
Diversified Telecommunication Services	5.0%
Food Products	4.6%
2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,186.50	$3.96	0.73%
Class II	$1,000	$1,185.30	$4.77	0.88%
Hypothetical
Class I	$1,000	$1,021.18	$3.66	0.73%
Class II	$1,000	$1,020.43	$4.41	0.88%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
3

Schedule of Investments

JUNE 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 1.3%
BAE Systems plc	704,190	$5,088,489
Raytheon Technologies Corp.	89,020	7,594,296
		12,682,785
Airlines — 0.7%
Southwest Airlines Co.(1)	126,997	6,742,271
Auto Components — 0.8%
BorgWarner, Inc.	149,169	7,240,663
Automobiles — 1.2%
General Motors Co.(1)	93,234	5,516,656
Honda Motor Co. Ltd.	174,500	5,612,484
		11,129,140
Banks — 12.4%
Bank of America Corp.	475,510	19,605,277
Comerica, Inc.	44,232	3,155,511
JPMorgan Chase & Co.	178,299	27,732,627
M&T Bank Corp.	31,674	4,602,549
PNC Financial Services Group, Inc. (The)	32,592	6,217,250
Royal Bank of Canada	66,220	6,709,075
Truist Financial Corp.	161,670	8,972,685
U.S. Bancorp	432,942	24,664,706
Wells Fargo & Co.	394,732	17,877,412
		119,537,092
Capital Markets — 3.9%
Bank of New York Mellon Corp. (The)	308,110	15,784,475
Franklin Resources, Inc.	67,061	2,145,281
Invesco Ltd.	199,486	5,332,261
Northern Trust Corp.	55,247	6,387,658
State Street Corp.	94,480	7,773,815
		37,423,490
Communications Equipment — 3.5%
Cisco Systems, Inc.	483,733	25,637,849
F5 Networks, Inc.(1)	41,300	7,709,058
		33,346,907
Containers and Packaging — 0.9%
Sonoco Products Co.	135,401	9,058,327
Diversified Financial Services — 3.5%
Berkshire Hathaway, Inc., Class A(1)	50	20,930,050
Berkshire Hathaway, Inc., Class B(1)	44,354	12,326,864
		33,256,914
Diversified Telecommunication Services — 5.0%
AT&T, Inc.	903,934	26,015,220
Verizon Communications, Inc.	387,661	21,720,646
		47,735,866
Electric Utilities — 1.3%
Edison International	114,410	6,615,186
Pinnacle West Capital Corp.	75,320	6,173,981
		12,789,167
4

	Shares	Value
Electrical Equipment — 3.6%
Atkore, Inc.(1)	49,599	$3,521,529
Emerson Electric Co.	100,129	9,636,415
Hubbell, Inc.	61,975	11,579,409
nVent Electric plc	322,308	10,068,902
		34,806,255
Electronic Equipment, Instruments and Components — 0.5%
TE Connectivity Ltd.	35,810	4,841,870
Energy Equipment and Services — 2.7%
Baker Hughes Co.	383,566	8,772,154
Halliburton Co.	236,430	5,466,262
NOV, Inc.(1)	67,212	1,029,688
Schlumberger NV	345,920	11,072,899
		26,341,003
Entertainment — 1.6%
Walt Disney Co. (The)(1)	85,220	14,979,119
Equity Real Estate Investment Trusts (REITs) — 1.6%
Equinix, Inc.	4,270	3,427,102
Healthpeak Properties, Inc.	169,600	5,645,984
Weyerhaeuser Co.	185,120	6,371,831
		15,444,917
Food and Staples Retailing — 1.9%
Koninklijke Ahold Delhaize NV	332,360	9,897,531
Walmart, Inc.	61,898	8,728,856
		18,626,387
Food Products — 4.6%
Conagra Brands, Inc.	301,390	10,964,568
Danone SA	123,470	8,686,720
J.M. Smucker Co. (The)	17,970	2,328,373
Kellogg Co.	106,397	6,844,519
Mondelez International, Inc., Class A	175,786	10,976,078
Orkla ASA	461,390	4,702,091
		44,502,349
Gas Utilities — 0.5%
Atmos Energy Corp.	45,674	4,389,728
Health Care Equipment and Supplies — 3.5%
Medtronic plc	145,417	18,050,612
Zimmer Biomet Holdings, Inc.	94,793	15,244,611
		33,295,223
Health Care Providers and Services — 4.6%
Cardinal Health, Inc.	292,480	16,697,683
Cigna Corp.	22,410	5,312,739
CVS Health Corp.	114,890	9,586,422
McKesson Corp.	39,010	7,460,272
Universal Health Services, Inc., Class B	34,570	5,062,085
		44,119,201
Hotels, Restaurants and Leisure — 0.7%
Sodexo SA(1)	71,290	6,662,737
Household Products — 0.9%
Procter & Gamble Co. (The)	63,216	8,529,735
Industrial Conglomerates — 3.3%
General Electric Co.	1,580,574	21,274,526
5

	Shares	Value
Siemens AG	68,900	$10,939,851
		32,214,377
Insurance — 3.6%
Aflac, Inc.	92,090	4,941,550
Chubb Ltd.	92,029	14,627,089
MetLife, Inc.	116,159	6,952,116
Reinsurance Group of America, Inc.	71,941	8,201,274
		34,722,029
Leisure Products — 0.4%
Mattel, Inc.(1)	189,283	3,804,588
Machinery — 0.9%
IMI plc	351,016	8,354,044
Metals and Mining — 0.7%
BHP Group Ltd.	177,750	6,466,600
Multi-Utilities — 0.5%
CMS Energy Corp.	89,420	5,282,934
Multiline Retail — 0.8%
Dollar Tree, Inc.(1)	74,130	7,375,935
Oil, Gas and Consumable Fuels — 7.4%
Chevron Corp.	231,127	24,208,242
Cimarex Energy Co.	46,731	3,385,661
ConocoPhillips	118,174	7,196,797
Devon Energy Corp.	293,637	8,571,264
EQT Corp.(1)	223,351	4,971,793
Exxon Mobil Corp.	115,610	7,292,679
Royal Dutch Shell plc, B Shares	304,000	5,901,486
TotalEnergies SE(2)	217,679	9,861,248
		71,389,170
Paper and Forest Products — 0.8%
Mondi plc	295,920	7,791,062
Personal Products — 1.2%
Unilever plc	196,980	11,544,791
Pharmaceuticals — 8.3%
Johnson & Johnson	163,352	26,910,609
Merck & Co., Inc.	245,912	19,124,576
Pfizer, Inc.	500,279	19,590,926
Roche Holding AG	22,790	8,588,134
Teva Pharmaceutical Industries Ltd., ADR(1)	610,016	6,039,158
		80,253,403
Road and Rail — 1.0%
Heartland Express, Inc.	550,139	9,423,881
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	12,814	1,824,714
Intel Corp.	325,975	18,300,236
QUALCOMM, Inc.	47,030	6,721,998
		26,846,948
Software — 1.5%
Open Text Corp.	130,130	6,610,604
Oracle Corp. (New York)	96,543	7,514,907
		14,125,511
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	48,101	9,867,439
6

	Shares	Value
Technology Hardware, Storage and Peripherals — 0.4%
HP, Inc.	143,727	$4,339,118
Textiles, Apparel and Luxury Goods — 1.1%
Ralph Lauren Corp.	36,460	4,295,352
Tapestry, Inc.(1)	140,264	6,098,679
		10,394,031
Trading Companies and Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	100,752	9,040,477
TOTAL COMMON STOCKS (Cost $648,008,870)		940,717,484
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $7,518,027), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $7,370,324)		7,370,322
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $12,531,763), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $12,286,007)		12,286,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,679,443	3,679,443
TOTAL TEMPORARY CASH INVESTMENTS (Cost $23,335,765)		23,335,765
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $206,245)	206,245	206,245
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $671,550,880)		964,259,494
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,870,281)
TOTAL NET ASSETS — 100.0%		$962,389,213

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,572,022	AUD	6,080,383	Bank of America N.A.	9/30/21	$10,358
USD	156,824	AUD	206,634	Bank of America N.A.	9/30/21	1,802
USD	5,060,835	CAD	6,270,703	Morgan Stanley	9/30/21	2,347
USD	6,504,536	CHF	5,967,846	Morgan Stanley	9/30/21	39,312
USD	43,739,506	EUR	36,671,143	Credit Suisse AG	9/30/21	176,752
USD	20,557,049	GBP	14,768,632	JPMorgan Chase Bank N.A.	9/30/21	123,503
USD	132,635	JPY	14,658,000	Bank of America N.A.	9/30/21	593
USD	4,018,621	JPY	444,451,500	Bank of America N.A.	9/30/21	14,918
USD	145,294	JPY	16,097,625	Bank of America N.A.	9/30/21	283
USD	3,507,337	NOK	30,105,698	UBS AG	9/30/21	9,675
						$379,543

7

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $196,700. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $206,245.

See Notes to Financial Statements.
8

Statement of Assets and Liabilities

JUNE 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $671,344,635) — including $196,700 of securities on loan	$964,053,249
Investment made with cash collateral received for securities on loan, at value (cost of $206,245)	206,245
Total investment securities, at value (cost of $671,550,880)	964,259,494
Receivable for investments sold	3,726,063
Receivable for capital shares sold	146,824
Unrealized appreciation on forward foreign currency exchange contracts	379,543
Dividends and interest receivable	1,354,630
Securities lending receivable	1,039
969,867,593

Liabilities
Payable for collateral received for securities on loan	206,245
Payable for investments purchased	5,859,799
Payable for capital shares redeemed	766,192
Accrued management fees	534,757
Distribution fees payable	111,387
7,478,380

Net Assets	$962,389,213

Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,906,868
Distributable earnings	284,482,345
$962,389,213

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$423,443,923	32,226,050	$13.14
Class II, $0.01 Par Value	$538,945,290	40,967,774	$13.16

See Notes to Financial Statements.
9

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $297,773)	$11,411,087
Securities lending, net	26,033
Interest	2,505
11,439,625

Expenses:
Management fees	4,198,334
Distribution fees - Class II	624,831
Directors' fees and expenses	11,419
Other expenses	5,015
4,839,599
Fees waived(1)	(1,138,159)
3,701,440

Net investment income (loss)	7,738,185

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,877,125
Forward foreign currency exchange contract transactions	1,053,493
Foreign currency translation transactions	1,461
54,932,079

Change in net unrealized appreciation (depreciation) on:
Investments	87,338,380
Forward foreign currency exchange contracts	651,925
Translation of assets and liabilities in foreign currencies	(7,019)
87,983,286

Net realized and unrealized gain (loss)	142,915,365

Net Increase (Decrease) in Net Assets Resulting from Operations	$150,653,550
(1)Amount consists of $513,328 and $624,831 for Class I and Class II, respectively.

See Notes to Financial Statements.
10

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets	June 30, 2021	December 31, 2020
Operations
Net investment income (loss)	$7,738,185	$16,693,354
Net realized gain (loss)	54,932,079	(8,518,950)
Change in net unrealized appreciation (depreciation)	87,983,286	(6,256,984)
Net increase (decrease) in net assets resulting from operations	150,653,550	1,917,420

Distributions to Shareholders
From earnings:
Class I	(3,627,342)	(16,985,871)
Class II	(4,111,073)	(18,974,868)
Decrease in net assets from distributions	(7,738,415)	(35,960,739)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	688,799	(35,137,220)

Net increase (decrease) in net assets	143,603,934	(69,180,539)

Net Assets
Beginning of period	818,785,279	887,965,818
End of period	$962,389,213	$818,785,279

See Notes to Financial Statements.
11

Notes to Financial Statements

JUNE 30, 2021 (UNAUDITED)

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$206,245	—	—	—	$206,245
Gross amount of recognized liabilities for securities lending transactions					$206,245
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

14

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.25% of the fund's management fee. Effective August 1, 2021, the stepped annual management fee schedule will be terminated, and the investment advisor agreed to decrease the amount of the waiver from 0.25% to 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.98%	0.73%
Class II	0.80% to 0.90%	0.88%	0.63%
*Effective August 1, 2021 the annual management fee will be 0.83% for Class I and 0.73% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,188,431 and $440,742, respectively. The effect of interfund transactions on the Statement of Operations was $(84,562) in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2021 were $263,834,532 and $261,529,903, respectively.

15

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Six months ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	1,564,335	$19,784,951	4,214,178	$39,736,970
Issued in reinvestment of distributions	273,829	3,538,564	1,966,537	16,497,988
Redeemed	(3,291,370)	(41,556,042)	(9,405,931)	(93,999,897)
	(1,453,206)	(18,232,527)	(3,225,216)	(37,764,939)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	4,281,401	54,798,345	6,169,177	59,368,566
Issued in reinvestment of distributions	317,693	4,111,073	2,260,685	18,974,868
Redeemed	(3,177,767)	(39,988,092)	(7,679,501)	(75,715,715)
	1,421,327	18,921,326	750,361	2,627,719
Net increase (decrease)	(31,879)	$688,799	(2,474,855)	$(35,137,220)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$7,594,296	$5,088,489	—
Automobiles	5,516,656	5,612,484	—
Banks	112,828,017	6,709,075	—
Food and Staples Retailing	8,728,856	9,897,531	—
Food Products	31,113,538	13,388,811	—
Hotels, Restaurants and Leisure	—	6,662,737	—
Industrial Conglomerates	21,274,526	10,939,851	—
Machinery	—	8,354,044	—
Metals and Mining	—	6,466,600	—
Oil, Gas and Consumable Fuels	55,626,436	15,762,734	—
Paper and Forest Products	—	7,791,062	—
Personal Products	—	11,544,791	—
Pharmaceuticals	71,665,269	8,588,134	—
Other Industries	509,563,547	—	—
Temporary Cash Investments	3,679,443	19,656,322	—
Temporary Cash Investments - Securities Lending Collateral	206,245	—	—
	$827,796,829	$136,462,665	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$379,543	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $82,293,685.
The value of foreign currency risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $379,543 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended June 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,053,493 in net realized gain (loss) on forward foreign currency exchange contract transactions and $651,925 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
17

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
9. Federal Tax Information
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$710,561,898
Gross tax appreciation of investments	$261,869,638
Gross tax depreciation of investments	(8,172,042)
Net tax appreciation (depreciation) of investments	$253,697,596

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
As of December 31, 2020, the fund had accumulated long-term capital losses of $(13,186,520), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021(3)	$11.17	0.11	1.97	2.08	(0.11)	—	(0.11)	$13.14	18.65%	0.73%(4)	0.98%(4)	1.78%(4)	1.53%(4)	30%	$423,444
2020	$11.72	0.23	(0.29)	(0.06)	(0.23)	(0.26)	(0.49)	$11.17	0.98%	0.75%	0.98%	2.34%	2.11%	57%	$376,355
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(5)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
2017	$10.48	0.18	0.73	0.91	(0.18)	—	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
2016	$8.85	0.17	1.62	1.79	(0.16)	—	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
Class II
2021(3)	$11.19	0.10	1.97	2.07	(0.10)	—	(0.10)	$13.16	18.53%	0.88%(4)	1.13%(4)	1.63%(4)	1.38%(4)	30%	$538,945
2020	$11.74	0.21	(0.29)	(0.08)	(0.21)	(0.26)	(0.47)	$11.19	0.83%	0.90%	1.13%	2.19%	1.96%	57%	$442,431
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(5)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210
2017	$10.49	0.17	0.72	0.89	(0.16)	—	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136
2016	$8.86	0.15	1.63	1.78	(0.15)	—	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Six months ended June 30, 2021 (unaudited).
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods, and above its benchmark for the ten-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board
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found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.15%, beginning August 1, 2021, and a temporary reduction of the Fund's annual unified
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management fee of 0.10% (e.g., the Class I unified fee will be reduced from 0.98% to 0.73%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Notes

27

Notes

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Contact Us	americancentury.com
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-92977 2108

(b) None.

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semiannual report filings.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semiannual report filings.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 24, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 24, 2021